Exhibit 4.6

PURCHASE AGREEMENT NUMBER PA-03807

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Relating to Boeing Model 737-8 Aircraft

XIA-PA-03807

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

TABLE OF CONTENTS

ARTICLES

Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE

1.	Aircraft Information Table

EXHIBIT

A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

XIA-PA-03807	Page 2

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

LETTER AGREEMENTS

XIA-PA-03807-LA-1301950	AGTA Terms Revisions
XIA-PA-03807-LA-1301951	Open Matters
XIA-PA-03807-LA-1301952	Boeing BFE Purchase
XIA-PA-03807-LA-1301953	Government Approval
XIA-PA-03807-LA-1301954	Liquidated Damages Non-Excusable Delay
XIA-PA-03807-LA-1301955	Loading of Customer Software
XIA-PA-03807-LA-1301956	Volume Agreement
XIA-PA-03807-LA-1301957	Promotional Support
XIA-PA-03807-LA-1301958	Seller Purchased Equipment
XIA-PA-03807-LA-1301959	Spare Parts Initial Provisioning
XIA-PA-03807-LA-1301960	Special Matters
XIA-PA-03807-LA-1301961	Payment Matters
XIA-PA-03807-LA-1301962	Performance Guarantees
XIA-PA-03807-LA-1301963	Block Fuel Burn and Payload Remedies
XIA-PA-03807-LA-1301964	Delivery Flight Fuel Mileage Verification
XIA-PA-03807-LA-1301965	Aircraft Model Substitution
XIA-PA-03807-LA-1301966	Clarifications and Understandings
XIA-PA-03807-LA-1301967	Purchase Rights
XIA-PA-03807-LA-1301968	Special Escalation Program
XIA-PA-03807-LA-1301969	Enhanced Training and Services Matters

XIA-PA-03807	Page 3

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Purchase Agreement No. PA-03807

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

This Purchase Agreement No. PA-03807 between The Boeing Company, a Delaware corporation, (Boeing) and Xiamen Airlines, a Chinese corporation, (Customer) relating to the purchase and sale of Model 737-8 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of November 10, 2003, between the parties, identified as AGTA-XIA (AGTA).

1.	Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 737-8 aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.

2.	Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3.	Price.

3.1         Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2         Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated using the Model 737-8 aircraft Airframe Price and average optional features price as of the date of this Purchase Agreement escalated at a rate of  [***] per year to the scheduled delivery year.

4.	Payment.

4.1         Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2         The standard advance payment schedule for the Model 737-8 aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of [******************], less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first (1st) business day of the months listed in the attached Table 1.

XIA-PA-03807	Page 4

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

4.3         For any Aircraft whose scheduled month of delivery is less than thirty (30) months after the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4         Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5.	Additional Terms.

5.1         Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail or Configuration Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2         Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3         Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.

5.4         Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. The level of support to be provided under Supplemental Exhibit CS1 (Entitlements) assumes that at the time of delivery of Customer’s first (1st) Aircraft under the Purchase Agreement, Customer has not taken possession of a Model 737-7, 737-8, or 737-9 aircraft whether such Model 737-7, 737-8, or 737-9 aircraft was purchased, leased or otherwise obtained by Customer from Boeing or another party. If prior to the delivery of Customer’s first (1st) Aircraft under this Purchase Agreement, Customer has taken possession of a Model 737-7, 737-8, or 737-9 aircraft and thereby previously received the level of support as is described in Supplemental Exhibit CS1 to this Purchase Agreement, Boeing will revise the Entitlements to reflect the level of support normally provided by Boeing to operators already operating such aircraft. Under no circumstances under the Purchase Agreement or any other agreement will Boeing provide the Entitlements more than once to support Customer’s operation of Model 737-7, 737-8, or 737-9 aircraft.

5.5         Engine Escalation Variables. Supplemental Exhibit EE1 describes the applicable engine escalation formula and contains the engine warranty and the engine patent indemnity for the Aircraft.

5.6         Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7         Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

XIA-PA-03807	Page 5

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

5.8         Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	XIAMEN AIRLINES

Signature	Signature

Printed name	Printed name

Attorney-in-Fact
Title	Title

XIA-PA-03807	Page 6

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Table 1

Purchase Agreement No. PA-03807

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	173,000 pounds	Configuration / Detail Specification:	D019A008 Rev. C (3/15/2013)	4Q12 External Fcst
Engine Model/Thrust:	CFM-LEAP-1B	25,000 pounds	Airframe Price Base Year/Escalation Formula:	[*****]	[*****]
Airframe Price:		[*****]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		[*****]
Sub-Total of Airframe and Features:		[*****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*****]	[***********************************************************************]
Aircraft Basic Price (Excluding BFE/SPE):		[*****]
Buyer Furnished Equipment (BFE) Estimate:		[*****]
Seller Purchased Equipment (SPE) Estimate:		[*****]
Deposit per Aircraft:		[********]	1%

			Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)
	Delivery	Number of	Factor	Adv Payment Base	At Signing	[*****] Mos.	[*****] Mos.	Total
	Date	Aircraft	(Airframe)	Price Per A/P	[********]	[********]	[********]	[********]
*	[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
*	[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
*	[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
	[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
	[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
	[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
*	[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
*	[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
	[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
	[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
	[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
	[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
*	[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
*	[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]

XIA-PA-03807_62345-1F	Page 1 of 2

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Table 1

Purchase Agreement No. PA-03807

Aircraft Delivery, Description, Price and Advance Payments

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)
Delivery	Number of	Factor	Adv Payment Base	At Signing	[*****] Mos.	[*****] Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
Total:	[*****]

Note 1: [*****]

Note 2: [*****]

XIA-PA-03807_62345-1F	Page 2 of 2

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Exhibit A to Purchase Agreement Number PA-03807

XIA-PA-03807

Exhibit A	Page 1

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Exhibit A

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-8 AIRCRAFT

The content of this Exhibit A will be defined pursuant to the provisions of letter agreement no. XIA-PA-03807-LA-1301951 “Open Matters” to the Purchase Agreement.

XIA-PA-03807

Exhibit A	Page 2

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Exhibit B to Purchase Agreement Number PA-03807

XIA-PA-03807

Exhibit B	Page 1

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737-8 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.	Government Documentation Requirements.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1         Airworthiness and Registration Documents. Not later than [*************] of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than [*************] of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2         Certificate of Sanitary Construction.

1.2.1           U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.2.2           Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least [***************************************]. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.

XIA-PA-03807
Exhibit B	Page 2

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

1.3         Customs Documentation.

1.3.1           Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than [****************] of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2           General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than [****************] all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than [****************] of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3           Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2.	Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than [****************] [****************] of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3.	Notice of Flyaway Configuration.

Not later than [****************] of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:

(i)	the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)	the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

XIA-PA-03807
Exhibit B	Page 3

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

(iii)	any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;

(iv)	a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)	a complete ferry flight itinerary.

4.	Delivery Actions By Boeing.

4.1         Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2         Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3         Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4         Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
737	[****]

4.5         Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6         Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's subsidiary to Customer.

4.7         Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.	Delivery Actions By Customer.

5.1         Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2         Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

XIA-PA-03807
Exhibit B	Page 4

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

5.3         Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4         TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application for the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.

5.5         Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

XIA-PA-03807
Exhibit B	Page 5

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Supplemental Exhibit AE1

to Purchase Agreement Number PA-03807

XIA-PA-03807_
Supplemental Exhibit AE1	Page 1

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 737-7, 737-8, and 737-9 AIRCRAFT

1.	Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

[***********************]

Where:

Pa =      Airframe Price Adjustment. (For Models 737-7, 737-8, 737-9, 747-8, 777-200LR, 777-F, and 777-300ER the Airframe Price includes the Engine Price at its basic thrust level.)

P =      Airframe Price plus the price of the Optional Features (as set forth in Table 1 of this Purchase Agreement).

[**********

***********]

Where:

[***] is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

[***] is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for [********************************************] [********************************************], calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

XIA-PA-03807_
Supplemental Exhibit AE1	Page 2

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

[**********

  **********]

Where:

[***] is the base year index (as set forth in Table 1 of this Purchase Agreement); and

[***] is a value determined using the U.S. Department of Labor, Bureau of [********************************************************************************************] ID [****************]), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

[*************]

Where:

N is the number of calendar months which have elapsed from the Airframe Price base year and month up to and including the month of delivery, both as shown in Table 1 of the Purchase Agreement. The entire calculation of [************] will be rounded to 4 places, and the final value of B will be rounded to the nearest dollar.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of [************].

Note:

(i)	In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	[***] is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

(iii)	[***] is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

(iv)	The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v)	The final value of Pa will be rounded to the nearest dollar.

XIA-PA-03807_
Supplemental Exhibit AE1	Page 3

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

(vi)	The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.	Values to be Utilized in the Event of Unavailability.

2.1         If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment; such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2         Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3         In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4         If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:

(i)	The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for

XIA-PA-03807_
Supplemental Exhibit AE1	Page 4

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

any subsequent changes in published index values, subject always to paragraph 2.4 above.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

XIA-PA-03807_
Supplemental Exhibit AE1	Page 5

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Supplemental Exhibit BFE1

to Purchase Agreement Number PA-03807

XIA-PA-03807
Supplemental Exhibit BFE1	Page 4

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

737-8 Aircraft (Table 1)
Item	Date
Galley System	No later than 12 months prior to 1st delivery**
Galley Inserts	No later than 12 months prior to 1st delivery**
Seats (passenger)	No later than 14 months prior to 1st delivery**
Overhead & Audio System	No later than 12 months prior to 1st delivery**
In-Seat Video System	No later than 14 months prior to 1st delivery**
Miscellaneous Emergency Equipment	No later than 12 months prior to 1st delivery**
Cargo Handling Systems*	No later than 8 months prior to 1st delivery**

*For a new certification, supplier requires notification [*******************] prior to Cargo Handling System on-dock date.

**Actual supplier selection dates will be provided when monthly delivery positions are confirmed.

Customer will notify Boeing of the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers within [*******************] after the above supplier selection dates and will use reasonable efforts to insure that such suppliers actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

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Supplemental Exhibit BFE1	Page 4

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

2.	On-dock Dates and Other Information.

On or before [*******************], or earlier if possible, prior to first (1st) Aircraft delivery, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates will be provided when monthly delivery positions are determined.

3.	Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

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Supplemental Exhibit BFE1	Page 4

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Supplemental Exhibit CS1

to Purchase Agreement Number PA-03807

XIA-PA-03807_
Supplemental Exhibit CS1	Page 1

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-7, 737-8, and 737-9 AIRCRAFT

Customer and Boeing will conduct planning conferences approximately eighteen (18) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.

1.	Maintenance Training.

1.1           [****************************************************************************]

1.2           [****************************************************************************]

1.3           [****************************************************************************]

1.4           [****************************************************************************]

1.5           [****************************************************************************]

1.6           Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer's own training program.

2.	Flight Training.

2.1         Boeing will provide [******] classroom course to acquaint up to [***] students [****************] with operational, systems and performance differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

2.2         Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including Computer Based Training Courseware, instrument panel wall charts, Flight Attendant Manuals, etc. will be provided for use in Customer's own training program.

3.	Planning Assistance.

3.1         Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1           Maintenance Planning Assistance. Upon request, Boeing will provide  [*******] on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning.

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Supplemental Exhibit CS1	Page 2

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.2           ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide [******] on site visit to Customer's main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by the Customer.

3.1.3           GSE/Shops/Tooling Consulting. Upon request, Boeing will provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.4           Maintenance Engineering Evaluation. Upon request, Boeing will provide [******] on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.2         Spares.

(i)	Recommended Spares Parts List (RSPL). A customized RSPL, data and documents will be provided to identify spare parts required for Customer's support program.

(ii)	Illustrated Parts Catalog (IPC). A customized IPC in accordance with ATA 100 will be provided.

(iii)	Provisioning Training. Provisioning training will be provided for Customer's personnel at Boeing's facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

(iv)	Spares Provisioning Conference. A provisioning conference will be conducted, normally at Boeing's facilities where technical data and personnel are available.

4.	Technical Data and Documents.

The following will be provided in mutually agreed formats and quantities:

4.1         Flight Operations.

Airplane Flight Manual

Operations Manual

Quick Reference Handbook

Weight and Balance Manual

Dispatch Deviation Procedures Guide

Flight Crew Training Manual

XIA-PA-03807_
Supplemental Exhibit CS1	Page 3

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Performance Engineer's Manual

Fault Reporting Manual

FMC Supplemental Data Document

Operational Performance Software

ETOPS Guide Vol. III

4.2         Maintenance.

Aircraft Maintenance Manual

Wiring Diagram Manual

Systems Schematics Manual

Fault Isolation Manual

Structural Repair Manual

Overhaul/Component Maintenance Manual

Standard Overhaul Practices Manual

Standard Wiring Practices Manual

Non-Destructive Test Manual

Service Bulletins and Index

Corrosion Prevention Manual

Fuel Measuring Stick Calibration Document

Power Plant Buildup Manual

Combined Index

Significant Service Item Summary

All Operators Letters

Structural Item Interim Advisory and Index

Service Letters and Index

Maintenance Tips

Production Management Data Base (PMDB)

Electrical Connectors Options Document

4.3         Maintenance Planning.

Maintenance Planning Data Document

Maintenance Task Cards and Index

Maintenance Inspection Intervals Report

4.4         Spares.

Illustrated Parts Catalog

Standards Books

4.5         Facilities and Equipment Planning.

Facilities and Equipment Planning Document

Special Tool & Ground Handling Equipment Drawings & Index

Supplementary Tooling Documentation

Illustrated Tool and Equipment Manual

Aircraft Recovery Document

Airplane Characteristics for Airport Planning Document

Aircraft Rescue and Firefighting Document

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Supplemental Exhibit CS1	Page 4

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Engine Handling Document

Configuration, Maintenance and Procedures for ETOPS

ETOPS Guide Vols. I & II

4.6         Supplier Technical Data.

Service Bulletins

Ground Support Equipment Data

Provisioning Information

Component Maintenance/Overhaul Manuals and Index

Publications Index

Product Support Supplier Directory

4.7         Fleet Statistical Data and Reporting

Fleet reliability views, charts, and reports

5.	Aircraft Information.

5.1         Aircraft Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) line maintenance data; (iv) airplane message data, (v) scheduled maintenance data; (vi) service bulletin incorporation; and (vii) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components.

5.2         License Grant. To the extent Customer has or obtains rights to Aircraft Information, Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Aircraft Information and create derivatives thereof in Boeing data and information and products and services provided Customer identification information as originating from Customer is removed. Customer identification information may be retained as necessary for Boeing to provide products and services Customer has requested from Boeing or for Boeing to inform Customer of additional Boeing products and services. This grant is in addition to any other grants of rights in the agreements governing provision of such information to Boeing regardless of whether that information is identified as Aircraft Information in such agreement including any information submitted under the In Service Data Program (ISDP).

For purposes of this article, Boeing is defined as The Boeing Company and its wholly owned subsidiaries.

5.3         Customer will provide Aircraft Information to Boeing through an automated software feed necessary to support Fleet Statistical Analysis. Boeing will provide assistance to Customer under a separate agreement for mapping services to enable the automated software feed.

XIA-PA-03807_
Supplemental Exhibit CS1	Page 5

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Supplemental Exhibit EE1

to Purchase Agreement Number PA-03807

XIA-PA-03807
Supplemental Exhibit EE1	Page 1

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

ENGINE ESCALATION

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 737-7, 737-8, and 737-9 AIRCRAFT

1.	Engine Escalation.

No separate engine escalation methodology is defined for the Model 737-7, 737-8, 737-9 aircraft. Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.

2.	Engine Warranty And Product Support Plan.

Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to Customer the provisions of CFM's warranty as set forth below (herein referred to as Warranty); subject, however, to Customer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of CFM's Warranty as hereinafter set forth, and such Warranty shall apply to the CFM-LEAP-1B type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of paragraphs 2.1 through 2.10 below and paragraphs 2.1 through 2.10 below shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom. In consideration for Boeing's extension of the CFM Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM-LEAP-1B type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Customer hereby releases and discharges CFM from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM-LEAP-1B type Engines except as otherwise expressly assumed by CFM in such CFM Warranty or General Terms Agreement between Customer and CFM and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

2.1         Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM-LEAP type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

XIA-PA-03807
Supplemental Exhibit EE1	Page 2

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

2.2         Patents.

2.2.1           CFM shall handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and shall pay all damages and costs awarded therein against Customer. This paragraph shall not apply to any product or any part manufactured to Customer's design or to the aircraft manufacturer's design. As to such product or part, CFM assumes no liability for patent infringement.

2.2.2           CFM's liability hereunder is conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM's expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM shall expeditiously, at its own expense and at its option, either (i) procure for Customer the rights to continue using said product or part; (ii) replace the same with a satisfactory and non-infringing product or part; or (iii) modify the same so it becomes satisfactory and non-infringing. The foregoing shall constitute the sole remedy of Customer and the sole liability of CFM for patent infringement.

2.2.3           The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CFM-LEAP-1B powered Aircraft.

2.3         Initial Warranty. CFM warrants that CFM-LEAP-1B Engine products will conform to CFM's applicable specifications and will be free from defects in material and workmanship prior to Customer's initial use of such products.

2.4         Warranty Pass-On.

2.4.1           If requested by Customer and agreed to by CFM in writing, CFM will extend warranty support for Engines sold by Customer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

2.4.2           Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Customer.

2.4.3           In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, the Warranties as set forth herein shall apply to the Engines, Modules, and Parts.

2.5         New Engine Warranty.

2.5.1           CFM warrants each new Engine and Module against Failure for the initial [***] Flight Hours as follows:

(i)	Parts Credit Allowance will be granted for any Failed Parts.

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Supplemental Exhibit EE1	Page 3

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

(ii)	Labor Allowance for disassembly, reassembly, test and Parts repair of any new Engine Part will be granted for replacement of Failed Parts.

(iii)	Such Parts Credit Allowance, test and Labor Allowance will be: [*******************] from new to [****************************] Flight Hours and decreasing pro rata from [***********] at [******** *********************] Flight Hours to [***************] at [****** **********************]

2.5.2       As an alternative to the above allowances, CFM shall, upon request of Customer:

(i)	Arrange to have the failed Engines and Modules repaired, as appropriate, at a facility designated by CFM at no charge to Customer for the first at [*******************] Flight Hours and at a charge to Customer increasing pro rata from [*******************] of CFM's repair cost at [*******************] Flight Hours to [******** ***********] of such CFM repair costs at [*******************] Flight Hours.

(ii)	Transportation to and from the designated facility shall be at Customer's expense.

2.6         New Parts Warranty. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:

2.6.1        During the first [*******************] Flight Hours for such Parts and Expendable Parts, CFM will grant [*******************] Parts Credit Allowance or Labor Allowance for repair labor for failed Parts.

2.6.2         CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from [*******************] at [*******************] Flight Hours Part Time to [***** **************] at the applicable hours designated in Table 1.

2.7         Ultimate Life Warranty.

2.7.1        CFM warrants Ultimate Life limits on the following Parts:

(i)          [*******************]

(ii)         [*******************]

(iii)        [*******************]

(iv)        [*******************]

(v)         [*******************]

(vi)        [*******************]

(vii)       [*******************]

XIA-PA-03807
Supplemental Exhibit EE1	Page 4

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

2.7.2           CFM will grant a pro rata Parts Credit Allowance decreasing from [*******************] when new to [*********************************************] Flight Hours or [*******************] Flight Cycles, whichever comes earlier. Credit will be granted only when such Parts are permanently removed from service by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less than [*******************] Flight Hours or [*******************] Flight Cycles.

2.8         Campaign Change Warranty.

2.8.1           A campaign change will be declared by CFM when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. Campaign change may also be declared for CFM Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit. CFM will grant following Parts Credit Allowances:

Engines and Modules

(i)	[******************************] for Parts in inventory or removed from service when new or with [******************************] Flight Hours or less total Part Time.

(ii)	[******************************] for Parts in inventory or removed from service with over [**********************************] Flight Hours since new, regardless of warranty status.

2.8.2           Labor Allowance - CFM will grant [******************************] Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of CFM supplied Engines, Modules, or Parts therefore when such action is required to comply with a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

2.8.3           Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or EASA Airworthiness Directive, are excluded from Campaign Change Warranty.

2.9         Limitations. THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFORE, AND IN NO EVENT SHALL CFM'S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER'S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

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Supplemental Exhibit EE1	Page 5

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

2.10       Indemnity and Contribution.

2.10.1         IN THE EVENT CUSTOMER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 2.9. ABOVE, CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM, WHETHER ACTIVE, PASSIVE OR IMPUTED.

2.10.2         CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS' FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY CFM EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY CUSTOMER OR BECAUSE CUSTOMER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST CFM. CUSTOMER'S OBLIGATION TO INDEMNIFY CFM HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS CFM IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH CFM WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT CUSTOMER'S LIABILITY IS OTHERWISE LIMITED.

XIA-PA-03807
Supplemental Exhibit EE1	Page 6

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

Xiamen Airlines

Supplemental Exhibit SLP1

to Purchase Agreement Number PA-03807

BOEING PROPRIETARY

XIA-PA-03807
Supplemental Exhibit SLP1	Page 1

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 737-7, 737-8, and 737-9 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is included in the Purchase Agreement.

1.	Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	Inspar wing ribs.

(iv)	Inspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(vii)	Wing-to-body structural attachments.

(viii)	Engine strut support fittings attached directly to wing primary structure.

(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(x)	Trailing edge flap tracks and carriages.

(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.	Body.

(i)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(ii)	Window and windshield structure but excluding the windows and windshields.

(iii)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the

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Supplemental Exhibit SLP1	Page 2

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

(v)	Main gear wheel well structure including pressure deck and landing gear beam support structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

(ix)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.

3.	Vertical Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

(iii)	Inspar ribs.

(iv)	Rudder hinges and supporting ribs, excluding bearings.

(v)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vi)	Rudder internal, fixed attachment and actuator support structure.

4.	Horizontal Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front and rear spar chords, webs and stiffeners.

(iii)	Inspar ribs.

(iv)	Stabilizer center section including hinge and screw support structure.

(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(vi)	Elevator internal, fixed attachment and actuator support structure.

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Supplemental Exhibit SLP1	Page 3

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

5.	Engine Strut.

(i)	Strut external surface skin and doublers and stiffeners.

(ii)	Internal strut chords, frames and bulkheads.

(iii)	Strut to wing fittings and diagonal brace.

(iv)	Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

6.	Main Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Upper and lower side struts, including spindles, universals and reaction links.

(iv)	Drag strut.

(v)	Orifice support tube.

(vi)	Downlock links including spindles and universals.

(vii)	Torsion links.

(viii)	Bell crank.

(ix)	Trunnion link.

(x)	Actuator beam, support link and beam arm.

7.	Nose Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Orifice support tube.

(iv)	Upper and lower drag strut, including lock links.

(v)	Steering plates and steering collars.

(vi)	Torsion links.

NOTE:         The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

XIA-PA-03807
Supplemental Exhibit SLP1	Page 4

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

XIA-PA-03807-LA-1301950

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	AGTA Matters for Models 737-7, 737-8, and 737-9

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	AGTA Basic Articles.

1.1           Article 2.1.1, “Airframe Price,” of the basic articles of the AGTA is revised to read as follows:

Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement (for Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 747-8, 777-200LR, and 777-300ER the Airframe Price includes the engine price at its basic thrust level).

1.2           Article 2.1.3, “Engine Price” of the basic articles of the AGTA is revised to read as follows:

Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (not applicable to Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 747-8, 777-200LR, and 777-300ER).

1.3           Article 2.1.5, “Escalation Adjustment” of the basic articles of the AGTA is revised to read as follows:

Escalation Adjustment is defined as the price adjustment to the Airframe Price (which includes the basic engine price for Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 747-8, 777-200LR, and 777-300ER) and the Optional Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement. The price

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

adjustment to the Engine Price for all other models of aircraft will be calculated using the economic price formula in the Engine Escalation Adjustment supplemental exhibit to the applicable purchase agreement.

2.	Appendices to the AGTA.

Appendix I, entitled “SAMPLE Insurance Certificate” the Combined Single Limit Bodily Injury and Property Damage: U.S. Dollars ($) any one occurrence each Aircraft (with aggregates as applicable) is added for the 737-7, 737-8, and 737-9 aircraft in the amount of US $550,000,000.

3.	Exhibit C to the AGTA, “Product Assurance Document”.

Part 2, Article 3.1, subsection (i), of Exhibit C of the AGTA is revised to read as follows:

for Boeing aircraft models 777F, 777-200, 777-300, 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 787 or new aircraft models designed and manufactured with similar, new technology and for the model 747-8, the warranty period ends forty-eight (48) months after Delivery.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

XIA-PA-03807-LA-1301950
AGTA Matters	Page 2

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1301951

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Open Matters

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft and the continued development of the 737MAX program, certain elements have not yet been defined. In consideration, Boeing and Customer agree to work together as the 737MAX program develops as follows:

1.	Aircraft Delivery Schedule.

1.1           The scheduled delivery positions for the Aircraft, as of the date of this Letter Agreement, are listed in Table 1 of the Purchase Agreement and provide the delivery schedule in nominal delivery months (Nominal Delivery Month), subject to plus or minus one month (Three Month Delivery Window). No later than [***************************], Boeing will provide written notice with revised Table 1 of the scheduled delivery month for each Aircraft.

1.2           Prior to providing such notice described in Article 1.1, Boeing will work with Customer to attempt to accommodate Customer’s requests regarding Aircraft quantities in certain periods and delivery months. Note that Customer prefers to avoid [************************************************]. Such notice provided by Boeing will constitute an amendment to the Table 1 of the Purchase Agreement. The amended Table 1 shall be the scheduled delivery positions for the purposes of applying all provisions of the Purchase Agreements, including without limitation the BFE on-dock dates, and the calculation of Escalation Adjustment, however, the amended Table 1 will not revise or change the Advance Payment Base Price for the Aircraft.

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

2.	Aircraft Configuration.

2.1         The initial configuration of Customer's Model 737-8 Aircraft has been defined by Boeing Model 737-8 Airplane Description Document No. [******** ************************], as described in Article 1 and Exhibit A of the Purchase Agreement (Initial Configuration). Final configuration of the Aircraft (Final Configuration) will be completed using the then-current Boeing configuration documentation in accordance with the following schedule:

2.1.1       No later than [********************************] prior to the first Aircraft's scheduled delivery, Boeing and Customer will discuss potential optional features and, within [********************************] after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production. Customer will then have sixty (60) days to accept or reject the optional features..

2.1.2       Within [********************************] following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

2.1.2.1           Changes applicable to the basic Model 737-8 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration.

2.1.2.2           Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing (Customer Configuration Changes);

2.1.2.3           Revisions to the [************************] to reflect the effects, if any, on Aircraft performance resulting from the incorporation of the Customer Configuration Changes;

2.1.2.4           Revisions to the Supplemental Exhibit BFE1 to reflect the selection dates and on-dock dates of BFE;

2.1.2.5           Changes to the Optional Features Prices, and Aircraft Basic Price to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes. Such changes will not result in a change to the Advance Payment Base Price provided in Table 1.

3.	Customer Support Variables.

3.1           The initial customer support package contained in Supplemental Exhibit CS1 to the Purchase Agreement is predicated upon the 737NG customer support package. Boeing intends to further refine the customer support package for the 737MAX and will provide this revised package to Customer no later than twenty-four (24) months prior to the first month of the scheduled delivery year of the first Aircraft. The provision of such revised Supplemental Exhibit CS1 will constitute an amendment to the Purchase Agreement and will provide the Customer in aggregate such overall

XIA-PA-03807-LA-1301951
Open Matters	Page 2

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Boeing support package that is equivalent to, or better than, the Supplemental Exhibit CS1 included in the Purchase Agreement as of the date of this Letter Agreement.

3.2           Additionally, Boeing will engage in discussions with Customer in conjunction with the providing of the updated Supplemental Exhibit CS1 to offer to Customer additional uniquely tailored customer support services beyond the scope of the Supplemental Exhibit CS1 that will further enhance the maintainability and operational efficiency of the Aircraft.

4.	Other Letter Agreements.

Boeing and Customer acknowledge that as they work together to develop the 737MAX program and as Boeing refines the definition of the Aircraft and associated production processes, there may be a need to execute or amend letter agreements addressing on or more of the following:

4.1           Software. Additional provisions relating to software and software loading.

4.2           In-Flight Entertainment (IFE). Provisions relating to the terms under which Boeing may offer or install IFE in the Aircraft.

4.3           Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may install and certify Customer’s BFE in the Aircraft.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

XIA-PA-03807-LA-1301951
Open Matters	Page 3

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1301952

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Boeing Purchase of Buyer Furnished Equipment

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer will sell to Boeing the Buyer Furnished Equipment (BFE) listed in the Annex to Exhibit A to this Letter Agreement under the terms and conditions set forth below.

1.          Customer will deliver to Boeing a bill of sale for the BFE conveying good title, free of any encumbrances, in the form of Exhibit A to this Letter Agreement (BFE Bill of Sale) approximately four weeks prior to delivery of the Aircraft.

2.          The BFE purchase price will be the amount stated on the BFE Bill of Sale applicable to the Aircraft and will be reimbursed to Customer in the form of a miscellaneous credit memorandum on the Aircraft’s final delivery invoice. Upon Customer’s payment of the Aircraft’s final delivery invoice Boeing will deliver a bill of sale for the BFE to Customer either (i) in the form of Exhibit B to this Letter Agreement, or (ii) included in the Aircraft bill of sale, at the election of Customer.

3.          Customer will pay to Boeing a fee equal to [******************] of the BFE Purchase Price (Fee) which will cover currently-known taxes, duties or other charges of whatever nature imposed by any United States, Federal, State or local taxing authority, or any taxing authority outside the United States required to be paid by Boeing as a result of any sale, purchase, use, ownership, delivery, transfer, storage or other activity associated with any of the BFE purchased as part of this Letter Agreement.

4.          The purchase price of the Aircraft will be increased by the amount paid by Boeing for the BFE as shown on the applicable BFE Bill of Sale plus any amounts which are identified at the time of Aircraft delivery to be due to Boeing from Customer pursuant to the provisions of Paragraph 3, above. The remainder of any charges due Boeing from Customer pursuant to Paragraph 3 will be payable to Boeing upon demand.

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

5.          Customer will indemnify and hold harmless Boeing from and against all claims, suits, actions, liabilities, damages, costs and expenses for any actual or alleged infringement of any patent issued or equivalent right under the laws of any country arising out of or in any way connected with any sale, purchase, use, ownership, delivery, transfer, storage or other activity associated with any of the BFE purchased as part of this Letter Agreement.

6.          Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way connected with the performance by Boeing of services or other obligations under this Letter Agreement and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing.

7.          Boeing makes no warranty other than warranty of such title to the BFE as has been transferred by Customer to Boeing pursuant to this Letter Agreement. The exclusion of liabilities and other provisions of the AGTA are applicable to this Letter Agreement.

8.          For the purposes of this Letter Agreement, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their directors, officers, employees and agents.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

XIA-PA-03807-LA-1301952
Boeing Purchase of BFE	Page 2

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Exhibit A

FULL WARRANTY BILL OF SALE

Xiamen Airlines (Seller) in consideration of the promise of The Boeing Company (Buyer) to pay to Seller + U.S. Dollars ($+) hereby sells to Buyer the goods described in the “Schedule of Buyer Furnished Equipment (BFE)” attached hereto (BFE). Such payment by Buyer will be made immediately after delivery to ___________________________________ of and payment for the Aircraft bearing Manufacturer's Serial No. ____________ on which the BFE is installed.

Seller warrants to Buyer that it has good title to the BFE free and clear of all liens, encumbrances and rights of others; and that it will warrant and defend such title against all claims and demands whatsoever.

This Full Warranty Bill of Sale is delivered by Seller to Buyer in the State of _______________________________, and shall be governed by the law of the State of Washington, exclusive of Washington’s conflicts of laws principles.

XIAMEN AIRLINES

By:

Date:

Receipt of this Full Warranty Bill of Sale is hereby acknowledged by Buyer by its duly authorized representative.

THE BOEING COMPANY

By:

XIA-PA-03807-LA-1301952
Boeing Purchase of BFE	Page 3

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

EXAMPLE

SCHEDULE OF EQUIPMENT (BFE)

Applicable to

Model 737-8 Aircraft bearing

Manufacturer's Serial No. TBD

Document PED

Issued +

Revision of +

XIA-PA-03807-LA-1301952
Boeing Purchase of BFE	Page 4

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Exhibit B

BOEING BILL OF SALE

The Boeing Company (Seller) in consideration of the sum of + U.S. Dollars ($+) and other valuable consideration hereby sells to Xiamen Airlines (Buyer) the goods described in the Schedule of Equipment attached hereto (BFE).

Seller represents and warrants that it has such title to the BFE as was previously transferred to Seller by Buyer and that it hereby conveys such BFE and such title thereto to Buyer.

This Boeing Bill of Sale is delivered by Seller to Buyer in Seattle, Washington, and governed by the law of the State of Washington, U.S.A EXCLUSIVE OF WASHINGTON'S CONFLICTS OF LAWS PRINCIPLES.

THE BOEING COMPANY

By:

Receipt of this Full Warranty Bill of Sale is hereby acknowledged by Buyer by its duly authorized representative.

XIAMEN AIRLINES

By:

Date:

XIA-PA-03807-LA-1301952
Boeing Purchase of BFE	Page 5

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

EXAMPLE

SCHEDULE OF EQUIPMENT (BFE)

Applicable to

Model 737-8 Aircraft bearing

Manufacturer's Serial No. TBD

Document PED

Issued +

Revision of +

XIA-PA-03807-LA-1301952
Boeing Purchase of BFE	Page 6

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1301953

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Government Approval Matters

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Government Approval.

Boeing and Customer both acknowledge that it is necessary for Customer to obtain government approval to import the Aircraft into the People’s Republic of China (Government Approval). Customer agrees to use best efforts to obtain Government Approval and notify Boeing promptly in writing as soon as approval has been obtained. In cooperation with Customer, Boeing shall provide reasonable assistance to Customer in preparing informational materials relating to the Purchase Agreement and the Aircraft which Customer advises are reasonably required for the Government Approval process. Customer shall advise Boeing as soon as practical of the specific assistance which Customer plans to request from Boeing.

2.	Flexibility.

Boeing and Customer shall work together to ensure the delivery schedule and advance payments as specified in Table 1 and Paragraph 1 in Letter Agreement XIA-PA-03807-LA-1301961 are met. If Boeing has not received written notification from Customer that Government Approval has been obtained [*******************] prior to Aircraft delivery and Customer is not current with advance payments for all Aircraft per the Purchase Agreement, then Boeing may, after consultation with Customer, take one or more of the actions set forth below for the Aircraft as it deems appropriate based on Boeing’s production considerations and requirements, while expressly reserving all of Boeing’s rights and remedies under law.

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

2.1.        Rescheduled Aircraft. Boeing may reschedule any or all of the Aircraft. Boeing will give Customer [*******************] business days advance notice of any such Aircraft rescheduling, and will not reschedule Aircraft for which Customer is successful in obtaining Government Approval prior to the expiration of such [*******************] business day notification period.

The following terms shall apply to the rescheduled Delivery Period Aircraft.

2.1.1.          The Escalation Adjustment for each such rescheduled Aircraft will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

2.1.2.          Advance payments for each such rescheduled Aircraft will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

2.1.3.          The Advance Payment Base Price will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement. The credit memoranda Boeing provides to the Customer which are noted as “subject to escalation” will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

2.1.4.          As any delivery reschedule contemplated by this Letter Agreement is a direct result of not obtaining Government Approval in a timely fashion, Boeing will retain all advance payments received for a particular Aircraft prior to the reschedule of that Aircraft and apply those payments towards the future advance payments for that same rescheduled Aircraft. In no case will Boeing pay interest on any advance payment amounts or early payment resulting from the reschedule of the relevant Aircraft.

2.2.        Terminated Aircraft.         Boeing may terminate the Aircraft by providing Customer with written notice of such termination and will promptly return to Customer, without interest, an amount equal to all advance payments paid by Customer for the terminated Aircraft.

3.	Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

XIA-PA-03807-LA-1301953
Government Approval Matters	Page 2

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

XIA-PA-03807-LA-1301953
Government Approval Matters	Page 3

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1301954

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Liquidated Damages for Non-Excusable Delay

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

“Non-Excusable Delay” means a delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery Month) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1.	Liquidated Damages.

Boeing agrees to pay Customer liquidated damages for each day of Non-Excusable Delay in excess of [************] days (collectively the Non-Excusable Delay Payment Period). [******************************************************************************************************************** ********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ***********************************************************]

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

2.	Interest.

In addition to the Liquidated Damages in Section 1, for each day of Non-Excusable Delay commencing [******************] after the Scheduled Delivery Month, Boeing will pay Customer interest calculated as follows (Interest):

The product of the daily interest rate (computed by dividing the interest rate in effect for each day by [***************************************************************], as the case may be) times the entire amount of advance payments received by Boeing for such Aircraft. The interest rate in effect for each day shall be computed using the [******************] [***********************************************************************************], effective the first (1st) business day of the calendar quarter and reset each calendar quarter.

Such interest will be calculated on a [*****************************] and paid in full at the same time as the Liquidated Damages.

3.	[*****************************].

Customer will not have the right to refuse to accept delivery of any Aircraft because of a Non-Excusable Delay unless and until the aggregate duration of the Non-Excusable Delay for such Aircraft [***********************************] (Non-Excusable Delay Period). Within [*************************] of receipt of written notice from Boeing that delivery of an Aircraft will be delayed beyond the Non-Excusable Delay Period, either party [*************************] Purchase Agreement as to such Aircraft by written notice given to the other. If neither Party terminates the Purchase Agreement within said [*************************], the Purchase Agreement will remain in effect for that Aircraft.

4.	Return of Advance Payments.

If the Purchase Agreement is terminated with respect to any Aircraft for a Non-Excusable Delay, Boeing will, in addition to paying Liquidated Damages and Interest as described above, promptly repay to Customer the entire principal amount of the advance payments received by Boeing for such Aircraft.

5.	Exclusive Remedies.

The remedies set forth in this Letter Agreement are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

XIA-PA-03807-LA-1301954
Liquidated Damages for Non-Excusable Delay	Page 2

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

7.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

XIA-PA-03807-LA-1301954
Liquidated Damages for Non-Excusable Delay	Page 3

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1301955

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Loading of Customer Software

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.          Customer may request Boeing to install software owned by or licensed to Customer (Software) in the following systems in the Aircraft: (i) aircraft communications addressing and reporting system (ACARS), (ii) digital flight data acquisition unit (DFDAU), (iii) flight management system (FMS), (iv) cabin management system (CMS), (v) engine indication and crew alerting system (EICAS), (vi) airplane information management system (AIMS), (vii) satellite communications system (SATCOM), and (viii) In-Flight Entertainment (IFE).

2.          For all Software described in Paragraph 1 above, other than Software to be installed in SATCOM and IFE, the Software is not part of the configuration of the Aircraft certified by the FAA and therefore cannot be installed prior to delivery. If requested by Customer, Boeing will install such Software after the transfer to Customer of title to the Aircraft, but before fly away.

3.          The SATCOM Software is part of the configuration of the Aircraft and included in the type design. If requested by Customer, Boeing will install the SATCOM Software prior to transfer to Customer of title to the Aircraft.

4.          For IFE Software, if requested by Customer, Boeing will make the Aircraft accessible to Customer and Customer’s IFE Software supplier so that the supplier can install the Software after delivery of the Aircraft, but before fly away.

5.          All Software which is installed by Boeing other than the SATCOM Software will be subject to the following conditions:

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

(i)	Customer and Boeing agree that the Software is BFE for the purposes of Articles 3.1.3, 3.2, 3.4, 3.5, 3.10, 10 and 11 of Exhibit A, Buyer Furnished Equipment Provisions Document, to the AGTA and such articles apply to the installation of the Software.

(ii)	Customer and Boeing further agree that the installation of the Software is a service under Exhibit B, Customer Support Document, to the AGTA.

(iii)	Boeing makes no warranty as to the performance of such installation and Article 11 of Part 2 of Exhibit C of the AGTA, Disclaimer and Release; Exclusion of Liabilities and Article 8.2, Insurance, of the AGTA apply to the installation of the Software.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

XIA-PA-03807-LA-1301955
Loading of Customer Software	Page 2

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1301956

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	CASC Volume Agreement

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Volume Agreement Option.

Boeing and Customer acknowledge that, in the future, Boeing may enter into a purchase agreement with [***********************************], or its successor organization, for Model 737 7, 737 8 and/or 737 9 aircraft (a “Volume Agreement”). If Boeing enters into a firm and unconditional Volume Agreement between the effective date of this Purchase Agreement and July 1, 2014, or any mutually agreed extension of this date, then Boeing will propose an amendment to letter agreements XIA-PA-0387-LA-1301968 “Special Escalation Program” and XIA PA 03807 LA 1301960 “Special Matters”, if needed, for the Aircraft under the Purchase Agreement to ensure that Customer will not be disadvantaged on a net Airframe Price basis, after adding up all the credit memoranda and making any applicable base year price adjustments between this Purchase Agreement and the Volume Agreement. Customer reserves its right to accept such proposed amendments. No other terms and conditions of the Volume Agreement will apply to this Purchase Agreement.

2.	Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not,

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity except: (1) to those of their respective legal counsel, auditors, accountants, insurance brokers and other advisers who have a need to know the information for purposes of interpreting Customer's rights or interpreting or performing Customer's obligations under the Purchase Agreement, subject to such parties' written agreements that they will treat the information as confidential; (2) to a bank for the sole purpose of financing of the purchase of such Aircraft and subject to such bank's written agreement that it will treat the information as confidential; (3) as required by the rules of any stock market applicable to the parties on condition that the party wishing to make such disclosure shall first use reasonable efforts to seek relief from the risk of disclosure to competitors or others with whom either of the parties has business relations of information which might be detrimental to the interest of either of the parties; or (4) as may be required by applicable law.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

XIA-PA-03807-LA-1301956
CASC Volume Agreement	Page 2

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1301957

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Promotional Support

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1.	Definitions.

1.1           Commitment Limit will have the meaning set forth in Article 2, below.

1.2           Covered Aircraft will mean those Aircraft identified on Table 1 to the Purchase Agreement as of the date of signing of this Letter Agreement.

1.3           Performance Period will mean the period beginning [********************] before the scheduled delivery month of the first Covered Aircraft and ending [********************] after the [********************].

1.4           Promotional Support will mean mutually agreed marketing and promotion programs that promote the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.5           Qualifying Third Party Fees will mean fees paid by Customer to third party providers for Promotional Support provided to Customer during the Performance Period.

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

2.	Commitment Limit.

As more particularly set forth in this Letter Agreement, Boeing agrees to provide Promotional Support to Customer during the Performance Period in a value not to exceed:

(i)          [******************************************************] for the first Covered Aircraft delivered to Customer; and thereafter

(ii)         [******************************************************] for each subsequent Covered Aircraft delivered to Customer.

3.	Methods of Performance.

3.1           Subject to the Commitment Limit, Boeing will reimburse [********************] of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees no later than [********************] of the first (1st) Covered Aircraft.

3.2           Notwithstanding the above, at Customer’s request and subject to a mutually agreed project, Boeing will provide certain Promotional Support during the Performance Period directly to Customer. The full value of such Boeing provided Promotional Support will be accounted for as part of the Commitment Limit and will correspondingly reduce the amount of Qualifying Third Party Fees that are subject to reimbursement pursuant to Article 3.1 above.

3.3           In the event Customer does not (i) utilize the full amount of the Commitment Limit within the Performance Period or (ii) submit its paid invoices for Qualifying Third Party Fees within the required time, as set forth in Article 3.1, Boeing will have no further obligation to Customer for such unused Commitment Limit or to reimburse Customer for such Qualifying Third Party Fees, respectively.

4.	Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

5.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

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6.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

XIA-PA-03807-LA-1301957
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BOEING PROPRIETARY

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1301958

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Seller Purchased Equipment

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	General.

Seller Purchased Equipment (SPE) is BFE that Boeing purchases for Customer and that is identified as SPE in the Detail Specification for the Aircraft.

2.	Customer Responsibilities.

2.1           Supplier Selection. Customer will select SPE suppliers from a list provided by Boeing for the commodities identified on such list and notify Boeing of the SPE suppliers in accordance with the supplier selection date(s) as set forth in Attachment A of this Letter Agreement. If Customer selects a seat, galley or galley insert supplier that is not on the Boeing offerable supplier list, such seat, galley or galley insert will, subject to Boeing approval, become BFE and the provisions of Exhibit A, Buyer Furnished Equipment Provisions Document, of the AGTA will apply.

2.2           Supplier Agreements. Customer will enter into initial agreements with the selected suppliers within ten (10) days of the supplier selection date(s) for the supplier to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM). Customer will enter into final agreements with selected suppliers for the following additional provisions in accordance with the supplier agreement date(s) within thirty (30) days of the ITCM or as otherwise identified by Boeing:

(i)	for emergency/miscellaneous equipment, providing standard supplier pricing, product support, warranty,

BOEING PROPRIETARY

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spares, training and any additional support defined by Customer will be a direct pass through to Customer at time of Aircraft delivery;

(ii)	for seats, galleys, galley inserts, and in-flight entertainment and cabin communications systems (IFE/CCS), negotiating price directly with the suppliers, product support including spares support, warranty, training and any additional support defined by the Customer. Customer shall provide suppliers’ pricing to Boeing and shall obtain suppliers’ agreement to accept Boeing’s purchase orders reflecting the Customer negotiated pricing.

2.3           Configuration Requirements. Customer is responsible for selecting equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment. Customer will meet with Boeing and the selected SPE suppliers in the ITCM and any other scheduled meetings in order to:

(i)	for emergency/miscellaneous equipment, provide to Boeing the selected part specification/Customer requirements;

(ii)	for in-flight entertainment and cabin communications systems (IFE/CCS), participate with Boeing in meetings with such suppliers to ensure that suppliers’ functional system specifications meet Customer’s and Boeing’s respective requirements;

(iii)	for galleys, provide to Boeing the definitive galley configuration requirements, including identification of refrigeration requirements and fixed and removable insert equipment by quantity, manufacturer and part number not later than eight (8) weeks prior to galley supplier selection dates in Attachment A;

(iv)	for seats, Customer provide to Boeing the definitive seat configuration requirements not later than eight (8) weeks prior to seat supplier selection dates in Attachment A.

3.	Boeing Responsibilities.

3.1	Supplier Selection

3.1.1           Bidder's List. For information purposes, Boeing will submit to Customer a bidder's list of existing suppliers of seats and galleys one hundred twenty (120) days prior to the supplier selection date(s) referred to in Paragraph 2 (i) above.

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3.1.2      Request for Quotation (RFQ). Approximately ninety (90) days prior to the supplier selection date(s), Boeing will issue its RFQ inviting potential bidders to submit bids for the galleys and seats within thirty (30) days of the selection date.

3.1.3      Bidders Summary. Not later than fifteen (15) days prior to the supplier selection date(s), Boeing will submit to Customer a summary of the bidders from which to choose a supplier for the galleys and seats. The summary is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.

3.2	Additional Boeing responsibilities:

(i)	placing and managing the purchase orders with the suppliers;

(ii)	coordinating with the suppliers on technical issues;

(iii)	for seats, galleys, galley inserts and IFE/CCS confirming the agreed to pricing with both the Customer and supplier;

(iv)	for IFE/CCS providing Aircraft interface requirements to suppliers and assisting suppliers in the development of their IFE/CCS system specifications and approving such specifications;

(v)	ensuring that the delivered SPE complies with the part specification;

(vi)	obtaining certification of the Aircraft with the SPE installed;

(vii)	for miscellaneous/emergency equipment, obtaining standard supplier pricing, and obtaining for Customer copies of product support, warranty, spares, training, and any additional support documentation defined by the Customer which shall be provided to Customer prior to delivery of the Aircraft.

4.	IFE/CCS Software.

IFE/CCS may contain software of the following two types:

4.1           Systems Software. The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and is part of the IFE/CCS.

4.2           Customer’s Software. The software accessible to the Aircraft passengers which controls Customer’s specified optional features is Customer’s Software and is not part of the IFE/CCS.

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4.2.1     Customer is solely responsible for specifying Customer’s Software functional and performance requirements and ensuring that Customer’s Software meets such requirements. Customer and Customer’s Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer’s Software. Customer shall be responsible for and assumes all liability with respect to Customer’s Software.

4.2.2     The omission of any Customer’s Software or the lack of any functionality of Customer’s Software will not be a valid condition for Customer’s rejection of the Aircraft at the time of Aircraft delivery.

4.2.3     Boeing has no obligation to approve any documentation to support Customer’s Software certification. Boeing will only review and operate Customer’s Software if in Boeing’s reasonable opinion such review and operation is necessary to certify the IFE/CCS system on the Aircraft.

4.2.4     Boeing shall not be responsible for obtaining FAA certification for Customer’s Software.

5.	Price.

5.1       Advance Payments. An estimated SPE price is included in the Advance Payment Base Prices shown in Table 1 for the purpose of establishing the advance payments for the Aircraft.

5.2       Aircraft Price. The Aircraft Price will be adjusted to reflect the actual costs charged to Boeing by the SPE suppliers and transportation charges.

6.	Changes.

After Customer’s acceptance of this Letter Agreement, any changes to SPE may only be made by and between Boeing and the SPE suppliers. Customer requested changes to the SPE after execution of this Letter Agreement shall be made by Customer in writing directly to Boeing for approval and for coordination by Boeing with the SPE supplier. Any such change to the configuration of the Aircraft shall be subject to price and offerability through Boeing’s master change or other process for amendment of the Purchase Agreement.

7.	Proprietary Rights.

Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Customer or any supplier for any proprietary rights Customer may have in the design of the SPE.

8.	Remedies.

8.1           If Customer does not perform its obligations as provided in this Letter Agreement or if supplier fails (for any reason other than a default by Boeing under the purchase order terms) to deliver conforming SPE per the schedule set forth in the purchase order, then, in addition to any other remedies which Boeing may have by contract or under law, Boeing may:

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BOEING PROPRIETARY

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8.1.1        revise the schedule delivery month of the Aircraft to accommodate the delay in delivery of the conforming SPE and base the calculation of the Escalation Adjustment on such revised delivery month;

8.1.2        deliver the Aircraft without installing the SPE;

8.1.3        substitute a comparable part and invoice Customer for the cost; and

8.1.4        increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance, including but not limited to, disruption costs associated with out of sequence work by Boeing, any charges due to a supplier’s failure to perform in accordance with an SPE program milestones as established by Boeing and agreed to by the supplier and particularly with respect to late delivery of such SPE.

8.2          Additionally, if delivery of SPE seats does not support the delivery of the Aircraft in its scheduled delivery month, Customer agrees that:

8.2.1        Boeing may elect to deliver the Aircraft and Customer will accept delivery of the Aircraft in the scheduled delivery month in a zero occupancy configuration:

8.2.1.1           if Boeing elects to deliver in a zero occupancy configuration, Boeing will provide Customer with a retrofit offer, including price and schedule, for a service bulletin and remote certification in support of the post delivery installation of the seats; and

8.2.2           Boeing may charge Customer for Boeing's additional costs attributable to, but not limited to, disruption costs associated with out of sequence work by Boeing and any charges due to late delivery of such seats.

8.3          If any issues arise as provided in Paragraph 8.1 or 8.2 above, Boeing will promptly notify Customer and work together in good faith with Customer and Customer’s suppliers to explore possible solutions to help mitigate the impact to Customer of such issues.

9.	Title and Risk of Loss.

Title and risk of loss of the SPE will remain with Boeing until the Aircraft is delivered to Customer.

10.	Customer's Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the SPE.

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BOEING PROPRIETARY

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11.	Definition.

For purposes of the above indemnity, the term Boeing includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

Attachment

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Attachment

1.	Supplier Selection.

Customer will:

1.1           Select and notify Boeing of the suppliers and part numbers of the following SPE items by the following dates:

737-8 Aircraft (Table 1)
Item	Date
Galley System	No later than 12 months prior to 1st delivery**
Galley Inserts	No later than 12 months prior to 1st delivery**
Seats (passenger)	No later than 14 months prior to 1st delivery**
Overhead & Audio System	No later than 12 months prior to 1st delivery**
In-Seat Video System	No later than 14 months prior to 1st delivery**
Miscellaneous Emergency Equipment	No later than 12 months prior to 1st delivery**
Cargo Handling Systems*	No later than 8 months prior to 1st delivery**

*For a new certification, Customer will need to provide Supplier Selections two (2) months earlier than stated above.

**Actual supplier selection dates will be provided when monthly delivery positions are confirmed.

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1301959

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Spare Parts Initial Provisioning

Reference:	(a)	Purchase Agreement No.PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

b)	Customer Services General Terms Agreement No. XIA (CSGTA) between Boeing and Customer

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will (i) identify those Spare Parts and Standards critical to Customer’s successful introduction of the Aircraft into service and its continued operation; (ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards; and (iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1.	Definitions.

1.1           Provisioning Data means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (RSPL), identifying all Boeing initial provisioning requirements for the Aircraft.

1.2           Provisioning Items means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools and ground support equipment (GSE), engines and engine parts.

1.3           Provisioning Products Guide means the Boeing Manual D6-81834 entitled “Spares Provisioning Products Guide”.

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2.	Phased Provisioning.

2.1           Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.

2.2           Initial Provisioning Meeting. On or about twelve (12) months prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting, as applicable, where the procedures, schedules, and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide. If the lead time from execution of the Purchase Agreement until delivery of the first Aircraft is less than twelve (12) months, the initial provisioning meeting will be established as soon as reasonably possible after execution of the Purchase Agreement.

2.3           Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about ninety (90) days after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data until approximately ninety (90) days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later.

2.4           Buyer Furnished Equipment (BFE) Provisioning Data. Unless otherwise advised by Boeing, Customer will provide or insure its BFE suppliers provide to Boeing the BFE data in scope and format acceptable to Boeing, in accordance with the schedule established during the initial provisioning meeting.

3.	Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.

3.1           Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools or engine spare parts which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.

3.2           Prices of Initial Provisioning Spare Parts.

3.2.1           Boeing Spare Parts. The Provisioning Data will set forth the prices for those Provisioning Items other than items listed in Article 3.3 below that are Boeing Spare Parts, and such prices will be firm and remain in effect for ninety (90) days from the date the price is first quoted to Customer in the Provisioning Data.

3.2.2           Supplier Spare Parts. Boeing will provide estimated prices in the Provisioning Data for Provisioning Items other than items listed in Article 3.3 below that are Supplier Spare Parts. The price to Customer for any Supplier Spare Parts that are

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Provisioning Items or for any items ordered for initial provisioning of GSE, special tools manufactured by suppliers, or engine spare parts will be one hundred twelve percent (112%) of the supplier's list price for such items.

3.3           QEC Kits, Standards Kits, Raw Material Kits, Bulk Materials Kits and Service Bulletin Kits. In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components which could be included in the quick engine change (QEC) kits, Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing. Customer will select, and provide to Boeing its desired content for the kits. Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a firm price for such kits. Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.

4.	Delivery.

For Spare Parts and Standards ordered by Customer in accordance with Article3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer's anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier's facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

5.	Substitution for Obsolete Spare Parts.

5.1           Obligation to Substitute Pre-Delivery. In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Customer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereof (other than a redesign at Customer's request) Boeing will deliver to Customer at no charge new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and, upon such delivery, Customer will return the obsolete or unusable Spare Parts to Boeing.

5.2           Delivery of Obsolete Spare Parts and Substitutes. Obsolete or unusable Spare Parts returned by Customer pursuant to this Article 5 will be delivered to Boeing at its Seattle Distribution Center or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer in accordance with the CSGTA. Boeing will pay the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

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6.	Repurchase of Provisioning Items.

6.1           Obligation to Repurchase. During a period commencing one (1) year after delivery of the first Aircraft and ending five (5) years after such delivery, Boeing will, upon receipt of Customer's written request and subject to the exceptions in Article 6.2, repurchase unused and undamaged Provisioning Items which were peculiar to the Aircraft as compared to the delivery configuration of Model 737-8 aircraft previously purchased by Customer from Boeing and (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer's needs.

6.2           Exceptions. Boeing will not be obligated under Article 6.1 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits, Standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than five (5) months after delivery of the last Aircraft under the Purchase Agreement, as it may be amended or supplemented, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Customer's modification of the Aircraft, and (v) Provisioning Items which become excess as a result of a change in Customer's operating parameters, as provided to Boeing pursuant to the initial provisioning meeting and which were the basis of Boeing's initial provisioning recommendations for the Aircraft.

6.3           Notification and Format. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6. Customer's notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within five (5) business days after receipt of Customer's notification, Boeing will advise Customer in writing when Boeing's review of such summary will be completed.

6.4           Review and Acceptance by Boeing. Upon completion of Boeing's review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Article 6. Boeing will advise Customer of the reason that any Provisioning Item included in Customer's detailed summary is not eligible for return. Boeing's MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing, and Customer will arrange for shipment of such Provisioning Items accordingly.

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6.5           Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Article 6 will be an amount equal to one hundred percent (100%) of the original invoice price thereof except that the repurchase price of Provisioning Items purchased pursuant to Article 3.2.2 will not include Boeing's twelve percent (12%) handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of Spare Parts or Standards.

6.6           Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing F.O.B. at its Seattle Distribution Center or such other destination as Boeing may reasonably designate.

7.	Title and Risk of Loss.

Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA. Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, herein, as appropriate.

8.	Termination for Excusable Delay.

In the event of termination of the Purchase Agreement, as it may be amended or supplemented, pursuant to Article 7 of the AGTA with respect to any Aircraft, such termination will, if Customer so requests by written notice received by Boeing [*******************] after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts or Standards which Customer had ordered pursuant to the provisions of this Letter Agreement as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

9.	Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

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Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1301960

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Special Matters

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Credit Memoranda.

In consideration of [***************************** **************************************** **] upon delivery of each Aircraft, Boeing will issue to Customer the following credit memoranda:

1.1           Basic Credit Memorandum. A basic credit memorandum (Basic Credit Memorandum) in the amount of [************************************************************]

1.2           737 MAX Purchase Credit Memorandum. A 737 MAX purchase credit memorandum (737 MAX Purchase Credit Memorandum) in the amount of [************************************************************]

1.3           First China 737 MAX Customer Credit Memorandum. A first China 737 MAX customer credit memorandum (First China 737 MAX Customer Credit Memorandum) in the amount of [************************************************************]

1.4           All Boeing Fleet Customer Credit Memorandum. An all Boeing fleet customer credit memorandum (All Boeing Fleet Customer Credit Memorandum) in the amount of [*******************************************************************************]

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2.	Purchase Right Aircraft.

If Customer exercises the right to make Purchase Right Aircraft firm 737-8 Aircraft as described in Letter Agreement XIA-PA-03807-LA-1301967, Customer will receive the same deal protection on a percentage of the Airframe Price basis as the firm thirty nine (39) 737-8 Aircraft described in this Letter Agreement, except that Purchase Right Aircraft will use the then-current base year dollar amounts for the Airframe Price and Optional Features prices. Boeing reserves the right to apply the protection described in Letter Agreement XIA-PA-03807-LA-1301956 “Volume Agreement” to the Purchase Right Aircraft.

3.	Escalation of Credit Memoranda.

Unless otherwise noted, the credit memoranda amounts in Paragraphs 1.1 through 1.4 are in 2012 base year dollars and will be escalated to the scheduled delivery month pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the respective Aircraft. Customer may apply the credit memoranda (i) against the Aircraft Price of the respective Aircraft at the time of delivery; or (ii) against the purchase of other Boeing goods and services; but not for advance payments.

4.	Currency.

All monetary amounts shown in this Letter Agreement are in United States Dollars.

5.	Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

6.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1301961

Xiamen Airlines

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Payment Matters

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Advance Payment Schedule.

Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement, Boeing agrees Customer may pay, as an alternative to the payment schedule in Table 1 of the Purchase Agreement, make advance payments according to the schedule immediately below (Alternative Advance Payment Schedule) as further reflected in the attached Table 2 to this Letter Agreement. Customer will notify Boeing no later than 30 days prior to the first delivered Aircraft’s 32 month payment due date confirming that Customer elects to pay the Alternate Advance Payment Schedule for all Aircraft under the Purchase Agreement. In the absence of such notice to elect the Alternative Advance Payment Schedule, Customer will make advance payments according to Table 1 of the Purchase Agreement for all Aircraft under the Purchase Agreement.

Month Prior to Delivery	Amount Due
At definitive agreement (less deposits received)	[***]
[*******************]	[***]
[*******************]	[***]
[*******************]	[***]
Total	[***]

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

2.	Advance Payments for the Aircraft – Due on the Effective Date of the Purchase Agreement.

It is understood that Customer’s ability to make the initial [*******************] advance payments described in Article 4.2 of the Purchase Agreement may be impacted due to monetary issues, therefore Boeing agrees that such advance payments due on the effective date of the Purchase Agreement may be deferred without interest until [*****] days after the effective date of the Purchase Agreement; by which time Customer will pay all such advance payments as being due on or before that date.

3.	Other Scheduled Advance Payments.

As defined in Article 4.2 of the Purchase Agreement, advance payments are required for each Aircraft in the percentages and at the times shown in Table 1 of the Purchase Agreement. As a courtesy to assist Customer, Boeing will strive to provide Customer with an invoice for advance payment due to Boeing [**************] prior to the date the payment is due.

4.	Payment at Aircraft Delivery.

Pursuant to Article 4.4 of the Purchase Agreement, Customer will pay the balance of the Aircraft Price of each Aircraft at delivery. Boeing will provide the invoices for such payment approximately [**************] prior to Aircraft delivery.

5.	Rescheduling of Aircraft.

Letter Agreement XIA-PA-03807-LA-1301953 "Government Approval Matters" specifies the date by which government approval is to be obtained. After Customer [************************] and if Customer does not make all advance payments as specified in the Purchase Agreement, Boeing may reschedule any or all of the Aircraft at any time thereafter as it deems necessary based on Boeing’s production considerations and constraints. Boeing will give Customer [************************] advance notice of any such Aircraft rescheduling, and will not reschedule such Aircraft if advance payments on all Aircraft are current prior to the expiration of such [************************] notification period. Boeing will work with Customer in good faith to explore alternatives to such Aircraft rescheduling as may be available.

6.	Effect of Aircraft Rescheduling.

If Boeing reschedules any or all of the Aircraft pursuant to the provisions of Paragraph 5 above, then Customer and Boeing will complete a Supplemental Agreement to document the revised Aircraft delivery schedules within [************************] after [************************] advance notice is given.

XIA-PA-03807-LA-1301961
Payment Matters	Page 2

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

7.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

Attachment

XIA-PA-03807-LA-1301961
Payment Matters	Page 3

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Attachment A to XIA-PA-03807-LA-1301961 "Payment Matters" Table 2

Purchase Agreement No. PA-03807

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	173,000 pounds	Configuration / Detail Specification:	D019A008 Rev. C (3/15/2013)	4Q12 External Fcst
Engine Model/Thrust:	CFM-LEAP-1B	25,000 pounds	Airframe Price Base Year/Escalation Formula:	[*******]	[*******]
Airframe Price:		[*****]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		[*****]
Sub-Total of Airframe and Features:		[*****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*****]	[******************************************]
Aircraft Basic Price (Excluding BFE/SPE):		[*****]
Buyer Furnished Equipment (BFE) Estimate:		[*****]
Seller Purchased Equipment (SPE) Estimate:		[*****]
Deposit per Aircraft:		[********]

			Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)
	Delivery	Number of	Factor	Adv Payment Base	At Signing	[***] Mos.	[********] Mos.	Total
	Date	Aircraft	(Airframe)	Price Per A/P	[*********]	[***]	[**]	[***]
*	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
*	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
*	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
*	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
*	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
*	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
*	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

XIA-PA-03807_62345-1F	BOEING PROPRIETARY

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Attachment A to XIA-PA-03807-LA-1301961 "Payment Matters" Table 2

Purchase Agreement No. PA-03807

Aircraft Delivery, Description, Price and Advance Payments

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)
Delivery	Number of	Factor	Adv Payment Base	At Signing	[***] Mos.	[********] Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	[*********]	[***]	[**]	[***]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Total:	[*****]

Note 1:	Advance Payment Base Prices calculated using 737-8 Airframe Price and average optional features escalated three (3%) percent per year.
Note 2:	Delivery Dates marked with an asterisk (*) are substituted from Model 737-800 aircraft under Purchase Agreement No. 3757

XIA-PA-03807_62345-1F	BOEING PROPRIETARY

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

XIA-PA-03807-LA-1301962

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

1.          Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

2.	Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity except, (1) to those of their respective legal counsel, auditors, accountants, insurance brokers and other advisers who have a need to know the information for purposes of interpreting Customer's rights or interpreting or performing Customer's obligations under the Purchase Agreement, subject to such parties' written agreements that they will treat the information as confidential, (2) to a bank for the sole purpose of financing of the purchase of such Aircraft and subject to such bank's written agreement that it will treat the information as confidential, (3) as required by the rules of any stock market applicable to the parties on condition that the party wishing to make such disclosure

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

shall first use reasonable efforts to seek relief from the risk of disclosure to competitors or others with whom either of the parties has business relations of information which might be detrimental to the interest of either of the parties, or (4) as may be required by applicable law.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

Attachment

XIA-PA-03807-LA-1301962
Aircraft Performance Guarantees	Page 2

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Attachment to Letter Agreement

No. XIA-PA-03807-LA-1301962

[***]

MODEL 737-8 PERFORMANCE GUARANTEES FOR XIAMEN AIRLINES

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

P.A. No. 03807
[***]	[***]

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Attachment to Letter Agreement

No. XIA-PA-03807-LA-1301962

[***] Page 2

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-8 Aircraft with a maximum takeoff weight of [***] pounds, a maximum landing weight of [***] pounds, and a maximum zero fuel weight of [***] pounds, and equipped with Boeing furnished [***].

2	FLIGHT PERFORMANCE

2.1	Takeoff

The FAA approved takeoff field length at a gross weight at the start of the ground roll of [***] pounds, at a temperature of [***]°C, at a sea level altitude, and using maximum takeoff thrust, shall not be more than the following guarantee value:

NOMINAL:	[***] Feet
TOLERANCE:	[***] Feet
GUARANTEE:	[***] Feet

2.2	Landing

The FAA approved landing field length at a gross weight of [***] pounds and at a sea level altitude, shall not be more than the following guarantee value:

NOMINAL:	[***] Feet
TOLERANCE:	[***] Feet
GUARANTEE:	[***] Feet

2.3	Mission

2.3.1	Mission Payload

The payload for a stage length of [***] nautical miles in still air (representative of a [***] to [***] route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[***]	Pounds
TOLERANCE:	[***]	Pounds
GUARANTEE:	[***]	Pounds

Conditions and operating rules:

P.A. No. 03807
[***]	[***]

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Attachment to Letter Agreement

No. XIA-PA-03807-LA-1301962

[***] Page 3

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:

The airport altitude is [***] feet.

The airport temperature is [***]°C.

The runway length is [***] feet.

The runway slope is [***] percent downhill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[***] feet	[***] feet

Maximum takeoff thrust is used for the takeoff. The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to [***] feet, the Aircraft accelerates to [***] while climbing to [***] feet above the departure airport altitude and retracting flaps and landing gear.

Climb:

The Aircraft climbs from [***] feet above the departure airport altitude to [***] feet altitude at [***].

The Aircraft then accelerates at a rate of climb of [***] feet per minute to a climb speed of [***].

The climb continues at [***] until [***] Mach number is reached.

The climb continues at [***] Mach number to the initial cruise altitude.

The temperature is [***]°C during climb.

P.A. No. 03807
[***]	[***]

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Attachment to Letter Agreement

No. XIA-PA-03807-LA-1301962

[***] Page 4

Maximum climb thrust is used during climb.

Cruise:

The Aircraft cruises at [***] Mach number.

The cruise altitude is [***] feet.

The temperature is [***]°C during cruise.

The cruise thrust is not to exceed [***] thrust except during a [***] when [***] may be used.

Descent:

The Aircraft descends from the final cruise altitude at [***] to an altitude of [***] feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to [***].

The temperature is [***]°C during descent.

Approach and Landing Maneuver:	The Aircraft [***]. The destination airport altitude is [***] feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel	247 Pounds

Takeoff and Climbout Maneuver:
Fuel	472 Pounds
Distance	4.1 Nautical Miles

Approach and Landing Maneuver:
Fuel	189 Pounds

P.A. No. 03807
[***]	[***]

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Attachment to Letter Agreement

No. XIA-PA-03807-LA-1301962

[***] Page 5

Taxi-In (shall be consumed from the reserve fuel):
Fuel	148 Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [***] Pounds

For information purposes, the reserve fuel is based on a
[**************************************************
***************************************************
***************************************************
***************************************************
***************************************************
***************************************************
***************************************************
***************************************************
***************************************************
***************************************************
***************************************************
*************************************].

2.3.2	Mission Block Fuel

The block fuel for a stage length of [***] nautical miles in still air (representative of a [***] to [***] route) with a [***] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	[***] Pounds
TOLERANCE:	[***] Pounds
GUARANTEE:	[***] Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the [*************************************************** ************].

Block Fuel:	The block fuel is defined as the [*************************************************** **************************************************** *********************].

P.A. No. 03807
[***]	[***]

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Attachment to Letter Agreement

No. XIA-PA-03807-LA-1301962

[***] Page 6

Takeoff:

The airport altitude is [***] feet.

The airport temperature is [***] °C. The runway length is [***] feet.

The runway slope is [***] percent downhill.

The following obstacle definition is [***************************************************
***************************************************
****************]:

	Distance	Height
1.	[***] feet	[***] feet

[***] thrust is used for the takeoff. The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to [*************************************************** *************************************************** **************************].

Climb:

The Aircraft climbs from
[**************************************************
**************************************************
********].

The Aircraft then
[**************************************************
******].

The climb continues [************************************].

The climb continues [**********************************].

The temperature is [***] °C during climb.

[***] thrust is used during climb.

Cruise:	The Aircraft cruises at [***].

P.A. No. 03807
[***]	[***]

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Attachment to Letter Agreement

No. XIA-PA-03807-LA-1301962

[***] Page 7

The cruise altitude is [***] feet.

The temperature is [***] °C during cruise.

The cruise thrust is [***************************************************
***************************************************
***********].

Descent:

The Aircraft [****************************************
**************************************************
***********************].

Throughout the descent, the cabin pressure is
[***************************************************
***************].

The temperature is [***] °C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to [*************************************************** **********************************]. The destination airport altitude is [***] feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel	222 Pounds

Takeoff and Climbout Maneuver:
Fuel	440 Pounds
Distance	3.8 Nautical Miles

Approach and Landing Maneuver:
Fuel	189 Pounds

Taxi-In (shall be consumed from the reserve fuel):
Fuel	124 Pounds

P.A. No. 03807
[***]	[***]

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Attachment to Letter Agreement

No. XIA-PA-03807-LA-1301962

[***] Page 8

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [***] Pounds

For information purposes, the reserve fuel is [**************************************************
***************************************************
***************************************************
***************************************************
***************************************************
***************************************************
***************************************************
***************************************************
******].

2.3.3	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.4 is the basis for the mission guarantees of Paragraphs 2.3.1 and 2.3.2

P.A. No. 03807
[***]	[***]

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Attachment to Letter Agreement

No. XIA-PA-03807-LA-1301962

[***] Page 9

2.3.4	737-8 Weight Summary - Xiamen Airlines

Pounds

Standard Model Specification MEW	[***]

Configuration Specification [***]
[***][***]
[***] [***]
[***] lb ([***] kg) [***]

Changes for Xiamen Airlines
[***]
([***]) [***] [***]	[***] [***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Xiamen Airlines Manufacturer's Empty Weight (MEW)	[***]

Standard and Operational Items Allowance (Paragraph 2.3.5)	[***]

Xiamen Airlines Operational Empty Weight (OEW)	[***]

	Quantity	Pounds	Pounds
* Seat Weight Included:			[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

P.A. No. 03807
[***]	[***]

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Attachment to Letter Agreement

No. XIA-PA-03807-LA-1301962

[***] Page 10

2.3.5	Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds
Standard Items Allowance				[***]

[***]			[***]
[***]			[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]
[***]			[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]

Operational Items Allowance				[***]

[***]		[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]		[***]
[***]			[***]
[***]			[***]
[***]			[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Total Standard and Operational Items Allowance				[***]

P.A. No. 03807
[***]	[***]

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Attachment to Letter Agreement

No. XIA-PA-03807-LA-1301962

[***] Page 11

3	AIRCRAFT CONFIGURATION

3.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of [***] (hereinafter referred to as the [***]). Appropriate adjustment shall be made for changes in such [***] approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2	The guarantee payload of Paragraph 2.3.1 and the specified payload of the Paragraph 2.3.2 block fuel guarantee will be adjusted by Boeing for [***]:

(1)   [********************************************************************************
*********************************************************************************
******].

(2)   [********************************************************************************
**************************************************************].

4	GUARANTEE CONDITIONS

4.1	All guaranteed performance data are based on the [****************************] and specified variations therefrom; [**********************].

4.2	For the purposes of these 737-8 guarantees the Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the [*********************************************************
*******************************************************************************].

4.3	In the event a change is made to any law, governmental regulation orrequirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

P.A. No. 03807
[***]	[***]

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Attachment to Letter Agreement

No. XIA-PA-03807-LA-1301962

4.4	The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, with Category B brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on engine bleed for normal operation of the air conditioning with thermal anti icing turned off and the Auxiliary Power Unit (APU) turned off unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

4.5	The climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. The digital bleed is set for the Customer interior in Paragraph 2.3.4. No bleed or power extraction for thermal anti-icing is provided unless otherwise specified. The APU is turned off unless otherwise specified.

4.6	The climb, cruise and descent portions of the mission guarantees are based on [**********************************
**********************************************************************************
*********************].

4.7	Performance, where applicable, is based on [************************************************************* *********************************].

5	GUARANTEE COMPLIANCE

5.1	Compliance with the guarantees of Section 2 shall be based on [******************************************** *********************************************************************************].

5.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on [********************************************************].

5.3	Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by [*********************************************************************************
******************************].

P.A. No. 03807
[***]	[***]

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Attachment to Letter Agreement

No. XIA-PA-03807-LA-1301962

[***] Page 13

5.4	The OEW used for compliance with the mission guarantees shall be [***********************************
*************************************************************************************
******************].

5.5	The data derived from tests shall be adjusted as required by [**********************************************
*************************************************************************************
************************************************************************].

5.6	Compliance shall be based on [******************************************************************
*************************************************************************************
************************************************************].

6	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 03807
[***]	[***]

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1301963

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Performance Guarantee Remedies

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Attachment to Letter Agreement No. XIA-PA-03807-LA-1301962 contains performance guarantees for the Aircraft (Performance Guarantees).

1.             Block Fuel Commitment

Section 2.3.2 of the Performance Guarantees contains the block fuel commitment (BFC) for the Aircraft. The BFC for the Aircraft is based on the assumptions, conditions and operating rules described in the Performance Guarantees.

1.1           Compliance with the Block Fuel Commitment. Boeing will determine compliance with the BFC as described in Section 5 of the Performance Guarantees. Such determination will be based on Customer’s first Aircraft and engineering interpretations and calculations pursuant to Article 5.4 of the AGTA (BF Standard Method of Compliance). Boeing will provide a compliance report using the BF Standard Method of Compliance (BF Compliance Report) to Customer at the time of delivery of Customer’s first Aircraft. The BF Compliance Report will contain the demonstrated block fuel (DBF) for the Aircraft. Deviation from the BFC will be calculated using the following formula:

[**************************************]

Boeing will provide a BF Compliance Report, as required, for subsequently delivered Aircraft in the event such Aircraft fails to meet the applicable BFC.

1.2           Block Fuel Remedies. If the BFD for Customer's first Aircraft is less than or equal to [****], then all Aircraft will be deemed to comply with the BFC and no remedy

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will be required. However, if the BFD for Customer's first Aircraft is greater than [****], then Boeing will provide Customer the following remedies:

1.2.1       Within [*******] from the delivery of the Aircraft, Boeing or the engine manufacturer may design airframe improvement parts or engine improvement parts (Block Fuel Improvement Parts) which, when installed on such Aircraft, would reduce or eliminate the BFD.

(i)	Block Fuel Improvement Parts may include, but are not limited to, the following: [*******************************]

(ii)	If Boeing elects to provide, or to cause to be provided, Block Fuel Improvement Parts for such Aircraft, then Customer and Boeing will mutually agree upon the details of a Block Fuel Improvement Parts program. Block Fuel Improvement Parts will be provided at no charge to Customer at a location to be mutually agreed. Boeing or the engine manufacturer, as applicable, will provide reasonable support for a Block Fuel Improvement Parts program at no charge to Customer.

(iii)	If Customer elects to install Block Fuel Improvement Parts in such Aircraft, then the parts will be installed within [*******] days after the delivery of such Block Fuel Improvement Parts to Customer if such installation can be accomplished during Aircraft line maintenance. Block Fuel Improvement Parts which cannot be installed during Aircraft line maintenance will be installed within a mutually agreed to period of time. All Block Fuel Improvement Parts will be installed in accordance with Boeing and the engine manufacturer instructions.

(iv)	Boeing will provide or will cause the engine manufacturer to provide reimbursement of Customer's reasonable Direct Labor and Direct Material costs to install Block Fuel Improvement Parts at the [*******] labor rate in effect at the time of installation between Boeing and Customer or the engine manufacturer and Customer, as applicable. [******************************************]. Boeing or the engine manufacturer, as applicable, will give Customer reasonable advance written notice of the estimated on-dock date at Customer's maintenance base for any such Block Fuel Improvement Parts.

1.2.2       If after [*********] from delivery of each Aircraft, Boeing or the engine manufacturer has not eliminated the applicable BFD by providing Block Fuel Improvement Parts in accordance with Paragraph 1.2.1 above and, if Block Fuel Improvement Parts have been provided, Customer has elected not to install such Block

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Fuel Improvement Parts in accordance with Paragraph 1.2.1 above, then Boeing will issue to Customer a Fuel Bum Credit Memorandum (FBCM). The amount of the FBCM will be calculated using the following formula:

[***********************]

The BFD used to calculate the FBCM will be adjusted for the availability of fuel bum improvement resulting from the development of Block Fuel Improvement Parts as described in Paragraph 1.2.1 above. Customer can request that the FBCM be issued as cash or goods and services. The amount of the FBCM issued for each Aircraft will not exceed the aggregate sum of [**********************].

1.3          Applicability of Block Fuel Remedies.

1.3.1        If an applicable BFD exists at the delivery of the Customer’s first Aircraft, then Boeing will provide the remedies described in Paragraph 1.2 above for the first Aircraft and for each subsequent Aircraft delivered to Customer until such time as Boeing improves the fuel burn performance for the model 737-8 aircraft to reduce or eliminate the BFD.

1.3.2        If Boeing improves the fuel burn performance to reduce or eliminate a BFD, then Boeing will calculate the amount of performance improvement based on data certified to be correct by Boeing. The amount of such improvement will be deemed to be the amount of improvement as calculated using reasonable engineering interpretations based on data furnished pursuant to Article 5.4 of the AGTA and data furnished pursuant to this Paragraph 1.3.2 in accordance with Boeing’s Standard Method of Compliance.

1.3.3        Following Boeing’s completion of the analysis described in Paragraph 1.3.2 above, Boeing will provide Customer with a new BF Compliance Report. Such new BF Compliance Report will be applicable to any undelivered Aircraft. If the new BF Compliance Report still shows a BFD, then the remedies contained in Paragraph 1.2 above will apply to the undelivered Aircraft until Boeing may further improve the fuel burn performance. If the new BF Compliance Report shows no remaining BFD then no further remedy will be due to Customer for any undelivered Aircraft.

2.             Mission Payload Commitment.

Section 2.3.1 of the Performance Guarantees contains the mission payload commitment (MPC) for the Aircraft. The MPC is based on the assumptions, conditions, and operating rules described in the Performance Guarantees.

Compliance with the Mission Payload Commitment. Boeing will determine compliance with the Mission Payload Commitment as described in Section 5 of the Performance Guarantees and based on Customer’s first Aircraft, and engineering interpretations and calculations pursuant to Article 5.4 of the AGTA (MP Standard Method of Compliance). Boeing will provide a compliance report using the MP

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BOEING PROPRIETARY

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Standard Method of Compliance (MP Compliance Report) to Customer at the time of delivery of Customer’s first Aircraft. The MP Compliance Report contains the demonstrated mission payload (DMP) for the MPC. Deviation from the MPC will be calculated using the following formula:

  [**********************]

Boeing will provide a MP Compliance Report, as required, for subsequently delivered Aircraft in the event such Aircraft fails to meet the applicable MPC.

2.1           Mission Payload Remedies. If the MPD for Customer’s first Aircraft is less than or equal to [*******], then all Aircraft will be deemed to comply with the MPC and no remedy will be required. However, if the MP Compliance Report shows an MPD greater than or equal to [*******], then Boeing will provide Customer with the following remedies:

2.1.1      Within [*******] from the delivery of the Aircraft, Boeing or the engine manufacturer may design airframe improvement parts and/or engine improvement parts (Mission Payload Improvement Parts) which, when installed on such Aircraft, would reduce or eliminate the MPD.

(i)	Mission Payload Improvement Parts may include, but are not limited to, the following: [**********************************].

(ii)	If Boeing elects to provide, or to cause to be provided by the engine manufacturer, Mission Payload Improvement Parts for such Aircraft, then Customer and Boeing will mutually agree upon the details of a Mission Payload Improvement Parts program. Mission Payload Improvement Parts will be provided at no charge to Customer at a location to be mutually agreed. Boeing or the engine manufacturer, as applicable, will provide reasonable support for a program at no charge to Customer.

(iii)	If Customer elects to install Mission Payload Improvement Parts on such Aircraft, they will be installed within [*******] days after the delivery of such Mission Payload Improvement Parts to Customer if such installation can be accomplished during Aircraft line maintenance. Mission Payload Improvement Parts which cannot be installed during Aircraft line maintenance will be installed within a mutually agreed to period of time. All Mission Payload Improvement Parts will be installed in accordance with Boeing and the engine manufacturer instructions.

(iv)	Boeing will provide or will cause the engine manufacturer to provide reimbursement of Customer’s reasonable Direct Labor and Direct Material costs to install Mission Payload Improvement Parts at the warranty labor rate in effect at the time of installation between

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Boeing and Customer or the engine manufacturer and Customer, as applicable. [**********************************]. Boeing or the engine manufacturer, as applicable, will give Customer reasonable advance written notice of the estimated on-dock date at Customer’s maintenance base for any such Mission Payload Improvement Parts.

2.1.2       If after [*******] from delivery of each Aircraft, Boeing or the engine manufacturer has not fully cured the MPD by providing Mission Payload Improvement Parts in accordance with Paragraph 2.1.1 above, then Boeing will issue to Customer a Mission Payload Credit Memorandum (MPCM). The amount of the MPCM will be calculated using the following formula:

[****************************]

The MPD used to calculate the MPCM will be adjusted for the availability of mission payload improvement resulting from the development of Mission Payload Improvement Parts as described in Paragraph 2.1.1. Issuance of an MPCM for any Aircraft is subject to the limitation of Paragraph 2.2 below. Customer may request that the MPCM be issued as cash or goods and services. The amount of the MPCM issued for each Aircraft will not exceed [****************************].

2.2           Applicability of Mission Payload Remedies.

2.2.1       If an MPD exists at the time of delivery of the first Aircraft, then Boeing will provide the remedies described in Paragraph 2.1 above for the first Aircraft and for each subsequent Aircraft delivered to Customer until such time as Boeing improves the mission payload performance to reduce or eliminate the MPD.

2.2.2       If Boeing improves the mission payload performance to reduce or eliminate an MPD, then Boeing will calculate the amount of performance improvement based on data certified to be correct by Boeing. The amount of such improvement will be deemed to be the amount of improvement as calculated using reasonable engineering interpretations based on data furnished pursuant to Article 5.4 of the AGTA and data furnished pursuant to this Paragraph 2.2.2 in accordance with Boeing’s Standard Method of Compliance.

2.3           Following Boeing’s completion of the analysis described in Paragraph 2.2.2 above, Boeing will provide Customer with a new MP Compliance Report. Such new MP Compliance Report will be applicable to any Aircraft yet to be delivered to Customer. If the new MP Compliance Report shows that an MPD still exists, then the remedies contained in Paragraph 2.1 above will apply to the undelivered Aircraft until such time as Boeing may further improve the mission payload performance. If the new MP Compliance Report shows no MPD, then no remedy will be due to Customer for undelivered Aircraft.

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3.	Rights and Obligations in the Event of a Compliance Deviation

In the event of a compliance deviation for any Aircraft, at the time Boeing tenders that Aircraft for delivery, Boeing will provide the applicable remedies set forth in Paragraph 1 and 2. Customer cannot refuse to accept delivery of such Aircraft because of such compliance deviation.

4.	Duplication of Benefits.

Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder that duplicate the benefits to be provided (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by the engine manufacturer under any agreement between engine manufacturer and Customer, due to the Aircraft not satisfying any performance metric similar to the Payload Guarantee or any performance metric that otherwise impacts payload. Boeing may offset its obligation to provide benefits hereunder against the benefits provided or to be provided to Customer by the engine manufacturer or Boeing pursuant to such other guarantee.

5.	Exclusive Remedy.

Customer agrees that the remedies contained in this Letter Agreement herein are Customer’s exclusive remedies for purposes of resolving all issues with respect to the Performance Guarantees of Customer’s Aircraft and are in lieu of all other rights, remedies, claims and causes of action Customer may have, arising at law or otherwise, in connection therewith and shall constitute complete, full and final settlement and satisfaction of any and all of Boeing’s obligations and liabilities to Customer in connection therewith. Customer releases Boeing and its successors, affiliates and subsidiaries from all present, past and future rights, remedies, claims and causes of action, whether arising at law or otherwise, known or unknown, relating to or arising from such Performance Guarantees.

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

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Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

XIA-PA-03807-LA-1301963
Performance Guarantee Remedies	Page 7

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1301964

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Agreement for Delivery Flight Fuel Mileage Verification

Reference:	a) Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

b)   Attachment to Aero-B-BBA6-M13-0551, “The determination of cruise fuel mileage by flight testing Boeing commercial production airplanes”, dated TBD.

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

In this offer, the term “Aircraft” means the first Boeing model 737-8 aircraft delivered to Customer under the Purchase Agreement.

1.             Delivery Flight Performance Evaluation Program.

In order for Boeing to support Customer’s request for delivery flight cruise fuel mileage data on the Aircraft, Customer has agreed to allow Boeing employee(s) on its delivery flight of the Aircraft for the purpose of gathering cruise fuel mileage data (Delivery Flight Performance Evaluation Program).

1.1          Statement of Work.

1.1.1       Boeing will provide the services of up to [*********] Boeing performance engineer(s) (Boeing Employees) to accompany the delivery flight of the Aircraft for the purpose of acquiring cruise fuel mileage data (Evaluation Data).

1.1.2       Boeing will record and analyze Evaluation Data in accordance with the normal engineering practices as detailed in Reference b) and as may be revised by Boeing from time to time.

1.1.2.1           Boeing will use the procedures defined in Reference b) to collect data and will use reasonable efforts to collect such data during times when atmospheric and airplane stability best meets the criteria set forth in such document.

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1.1.2.2           Relevant data will be recorded from airplane systems with appropriate calibration corrections applied to such data.  The applicable instruments shall be calibrated in Boeing laboratories or equivalent prior to the test.

1.1.3      The Boeing Employees, working with Customer’s flight crew, will seek to obtain a minimum of four (4) Mach number conditions at three (3) representative cruise W/deltas subject to air traffic control and operational restrictions. Boeing understands that Customer’s flight plan will take precedence over the collection of data by Boeing Employees. The performance level will be established using the procedure documented above in Paragraph 1.1.2.

1.1.4      Upon Customer’s request the Boeing Employees will meet with Customer and provide Customer with a preliminary report of the analysis of the Evaluation Data within forty-eight (48) hours following the delivery flight.

1.1.5      As soon as practicable, but not more than thirty (30) days following the delivery flight of the Aircraft, Boeing will provide to Customer a final written report for the Aircraft delivery flight, containing a detailed analysis of Evaluation Data.

1.2          Customer Responsibilities. Customer will ensure that the Boeing Employees have the needed access to the flight deck prior to and during the delivery flight and that the customer’s operating crew is briefed on the nature and scope of the Boeing Employees’ responsibilities and methods. The customer is also responsible for acquiring regulatory authority approval for delivery flight use of the laptop computer-based RETINA data acquisition system. Up to two (2) of Customer’s personnel (including at least one performance engineer) may be aboard such flight as witnesses.

1.3          Evaluation Period. The Boeing Employee(s) will obtain Delivery Data on the delivery flight of the Aircraft as specified herein.

2.	Price.

The activities described herein are provided by each of the parties at [******************************].

3.	Entire Agreement.

This Letter Agreement contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof, and may be changed only in writing signed by authorized representatives of the parties.

4.	Confidential Treatment.

Customer understands and agrees that this Letter Agreement is considered by Boeing to be confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will use the same degree of care to prevent unauthorized disclosure to and use of the information contained herein by any third party as Customer would use to prevent disclosure and use of its own data,

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documents and information of the same or similar nature and which it considers proprietary or confidential.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

XIA-PA-03807-LA-1301964
Agreement for Delivery Flight Fuel Mileage Verification	Page 3

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1301965

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Aircraft Model Substitution

Reference:	Purchase Agreement No. 03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of Boeing Model 737-7 or Boeing Model 737-9 aircraft (Substitute Aircraft) in place of Aircraft with the scheduled month of delivery [**********] months after delivery of the first 737-8 aircraft, subject to the following terms and conditions:

1.             Customer’s Written Notice.

Customer shall provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft,

(i)	no later than the first day of the month that is [***********] prior to the scheduled month of delivery of the Aircraft for which it will be substituted as a [***********], or no later than the first day of the month that is [***********] prior to the scheduled month of delivery of the Aircraft for which it will be substituted as a [***********], provided that a Substitute Aircraft has been previously certified and delivered to Customer, or;

(ii)	no later than the first day of the month that is [***********] prior to the scheduled month of delivery of the Aircraft for which it will be substituted as a [***********], or no later than the first day of the month that is [***********] prior to the scheduled

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month of delivery of the Aircraft for which it will be substituted as a [***********], if a Substitute Aircraft has not been previously certified and delivered to Customer.

2.	Boeing’s Production Capability.

2.1          Customer’s substitution right is conditioned upon Boeing having production capability for the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted. Boeing will provide a written response to Customer’s notice of intent indicating whether or not Boeing’s production capability will support the scheduled delivery month.

2.2          If Boeing, after making good faith effort to retain the same scheduled delivery month, is unable to manufacture the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within thirty days of such offer.

2.3          All of Boeing’s quoted delivery positions for Substitute Aircraft shall be considered preliminary until such time as the parties enter into a definitive agreement in accordance with Paragraph 4 below.

3.	Auxiliary Fuel Tanks [***********]

The right to substitute [***********] under the terms of the Purchase Agreement excludes the installation of auxiliary fuel tanks

4.	Definitive Agreement.

Customer’s substitution right and Boeing obligation in this Letter Agreement are further conditioned upon Customer and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft within thirty (30) days of Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with Paragraph 2. above.

5.	Price and Advance Payments.

5.1          The Airframe Price, Optional Features Price and, if applicable, Engine Price for the Substitute Aircraft will be in [***********] base year dollars. However, the APBP for the Substitute Aircraft will remain the same as the APBP of the Aircraft scheduled in the same delivery month for the purposes of calculating advance payments for the Substitute Aircraft, unless the parties otherwise agree in writing. The Escalation Adjustment for the Airframe Price and Optional Features Prices will be determined in accordance with Supplemental Exhibit AE1 to the Purchase Agreement and letter agreement XIA-PA-03807-LA-1301968, Special Escalation Program.

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in

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consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

XIA-PA-03807-LA-1301965
Aircraft Model Substitution	Page 3

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1301966

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Clarification and Understanding

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

This Letter Agreement is provided to Customer as clarification and understanding to items in various exhibits and letter agreements in the Purchase Agreement.

1.              Letter Agreement XIA-PA-03807-LA-1301959 “Spare Parts Initial Provisioning”.

Notwithstanding the provisions of Paragraph 5, "Substitution for Obsolete Spare Parts",sub-Paragraph 5.2, "Delivery of Obsolete Spare Parts and Substitutes", Boeing andCustomer wish to clarify the understanding of Boeing's and Customer's obligations when paying the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

Boeing and Customer agree that Boeing's payment of the above freight charges shall include, in addition to the actual shipping costs, any applicable agency fees (freight forwarders), Value Added Taxes (VAT), insurance and customs fees. Customer agrees to provide Boeing with copies of the invoice/billings for the above costs.

2.             Letter Agreement XIA-PA-03807-LA-1301958 “Seller Purchased Equipment”.

The following clarification and understanding are provided to inform Customer about establishment of equipment prices and changes in Boeing’s process of administering SPE:

a.     The following responsibilities expand those in sub-Paragraph 2.2 of the letter agreement:

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(iii)    Negotiation of pricing is Customer’s responsibility. Boeing will not negotiate pricing for Customer’s selections.

(iv)    Customer negotiated pricing for miscellaneous emergency equipment and avionics must be separate from the Boeing purchase order process.

(v)     Boeing will place the purchase orders at the Boeing catalog pricing. Customer and supplier(s) will settle the difference between their negotiated pricing and the catalog pricing after the aircraft delivery invoice is received, or as set forth in the agreed upon terms and conditions of the negotiation between Customer and supplier(s).

b.     Notwithstanding the provisions of Paragraph 6 entitled “Changes” in the letter agreement, Boeing and Customer wish to clarify the understanding of when changes may be made to SPE.

Generally after signing of the letter agreement, changes to SPE may be made until Initial Technical Coordination Meeting (ITCM), or equivalent time frame. After that time, changes to SPE may only be made by and between Boeing and the suppliers, as set forth in Paragraph 6.

3.            Letter Agreement XIA-PA-03807-LA-1301954 “Liquidated Damages - Non-Excusable Delay”.

The following clarification and understanding is provided because Customer has very minimal Buyer Furnished Equipment (BFE):

Notwithstanding the provisions of the above noted Letter Agreement, Boeing and Customer wish to further clarify both parties' obligations with regard to the disposition of BFE in the event of termination for a Non-Excusable Delay under Paragraph 3 "Right of Termination" of the Letter Agreement.

Boeing may elect, by written notice to Customer within thirty (30) days, to purchase from Customer any BFE related to the Aircraft at the invoice prices paid, or contracted to be paid, by Customer. In the event Boeing does not elect to purchase the BFE, Boeing will promptly return the BFE provided by Customer back to the Customer, and will pay for all applicable shipping costs.

4.            Exhibit B “Aircraft Delivery Requirements and Responsibilities”.

a.     Paragraph 1.1 Airworthiness and Registration Documents: Customer has expressed concerns regarding the lead times required for Customer to notify Boeing of registration number, SELCAL codes, etc. To the extent possible, Boeing will provide reminders to Customer to provide such information, but it is ultimately Customer’s responsibility to provide timely information in support of the contracted delivery month for the Aircraft.

b.     Paragraph 1.2 Certificate of Sanitary Construction. Boeing will provide Certificate of Sanitary Construction to Customer at delivery of each Aircraft, unless Customer provides written notification that says otherwise.

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c.      Paragraph 5.5 Electronic Advance Passenger Information System (eAPIS). To the extent possible, Boeing will assist Customer in fulfilling the requirements described in this Paragraph 5.5.

5.            Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

XIA-PA-03807-LA-1301966
Clarifications and Understandings	Page 3

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1301967

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Right to Purchase Additional Aircraft

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.              Right to Purchase Incremental Aircraft.

Subject to the terms and conditions contained herein, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the right to purchase (Purchase Right) [*******] additional Boeing Model 737-8 aircraft as purchase right aircraft (Purchase Right Aircraft).

2.	Delivery.

The Purchase Right Aircraft are offered subject to available position for delivery during the period [*************************************] (Delivery Period One) and the period [***********************************] (Delivery Period Two) (collectively, the Delivery Periods).

3.	Configuration.

3.1          Subject to the provisions of Article 3.2, below, the configuration for the Purchase Right Aircraft will be the Detail Specification for Model 737-8 aircraft at the revision level in effect at the time of the Notice of Exercise. Such Detail Specification will be revised to include (i) changes applicable to such Detail Specification that are developed by Boeing between the date of the Notice of Exercise (as defined below) and the signing of the Definitive Agreement (as defined below), (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2          Boeing reserves the right to configure the Purchase Right Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1

BOEING PROPRIETARY

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4.	Price.

The Airframe Price, Engine Price, if applicable, Optional Features Prices, and Aircraft Basic Price for the Purchase Right Aircraft will be determined in accordance with the provisions of the Purchase Agreement using Boeing’s then current prices as of the date of execution of the Definitive Agreement. The Escalation Adjustment for each Purchase Right Aircraft in Delivery Period One will be determined in accordance with letter agreement XIA-PA-03807-LA-1301968, Special Escalation Program and the Escalation Adjustment for each Purchase Right Aircraft in Delivery Period Two will be determined in accordance with Supplemental Exhibit AE1 to the Purchase Agreement.

5.	Payment.

At Definitive Agreement, advance payments will be payable as set forth in Paragraph 1 of Letter Agreement XIA-PA-03807-LA-1301961. The remainder of the Aircraft Price for each Purchase Right Aircraft will be paid at the time of delivery. The Advance Payment Base Price used to determine the advance payment amounts will be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.

6.	Notice of Exercise and Payment of Deposit.

6.1          Customer may exercise a Purchase Right by giving written notice to Boeing on or before the first day of the month twenty-four (24) months prior to the desired delivery month within the Delivery Periods, specifying the desired month(s) of delivery within the Delivery Periods (Notice of Exercise). Such Notice of Exercise shall be accompanied by payment, by electronic transfer to the account specified below, of Boeing’s then standard proposal deposit for model 737-8 aircraft (Deposit) for each Purchase Right Aircraft subject to the Notice of Exercise. The Deposit will be applied against the first advance payment due for each such Purchase Right Aircraft.

JPMorgan Chase Bank

SWIFT No. CHASUS33

ABA No. 021000021

Bank Account No. 9101012764

At the time of its receipt of each Notice of Exercise and related Deposit(s), Boeing will advise Customer as to the availability of the delivery month(s) requested.

6.2          If Boeing must make production decisions which would affect the delivery of any or all Purchase Right Aircraft during the Delivery Periods, Boeing shall provide written notification to Customer and the Delivery Periods shall be adjusted accordingly. If the new Delivery Periods begins twenty-four (24) months or less from the date of Boeing’s notification, Customer shall have thirty (30) days from the date of Boeing’s notification in which to submit its Notice of Exercise and Deposit for any eligible delivery month(s) that is twenty-four (24) months or less from Boeing’s notification. Upon receipt, Boeing will advise Customer as to the availability of the delivery month(s) requested.

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BOEING PROPRIETARY

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7.	Definitive Agreement.

Following Customer’s exercise of a Purchase Right in accordance with the terms and conditions stated herein and Boeing’s identification of an available delivery position acceptable to Customer, the parties will sign a definitive agreement for the purchase of such Purchase Right Aircraft (Definitive Agreement) within thirty (30) calendar days of such exercise (Purchase Right Exercise). The Definitive Agreement will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

8.	General Expiration of Rights.

Each Purchase Right shall expire at the time of execution of the Definitive Agreement for the applicable Purchase Right Aircraft, or, if no such Definitive Agreement is executed, on December 2, 2021.

9.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

10.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

XIA-PA-03807-LA-1301967
Right to Purchase Additional Aircraft	Page 4

BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1301968

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Special Escalation Program

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.             Definitions.

Escalation Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 6.1, below.

Program Aircraft means each Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter Agreement.

2.	Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the Escalation Adjustment for the Airframe Price and Optional Features Prices for each Program Aircraft shall be determined in accordance with this Letter Agreement.

3.	Escalation Forecast.

Boeing will release an escalation forecast in February and August of each year based on Boeing’s then current standard [******] escalation formula. Only one escalation forecast shall be used to conduct the escalation analysis performed in accordance with Article 6.1, below, for a given Program Aircraft. The escalation forecast applicable to a given Program Aircraft is set forth in Attachment A.

4.	Capped Escalation and Sharing

4.1          Boeing will cap the Escalation Adjustment for the Airframe Price and Optional Features Prices of each Program Aircraft for the period beginning [*******]

BOEING PROPRIETARY

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and continuing through [**********] (Capped Period), in accordance with the terms of this Letter Agreement.

4.2          The Escalation Adjustment for the Airframe Price and Optional Features Prices of each Program Aircraft will be capped during the Capped Period at a [***********] rate between [***************] cumulative annual rate to [*********************] cumulative annual rate resulting in the escalation factor range set forth in Attachment B (Capped Factor(s)).

5.	Determining Escalation factors during the Capped Period.

The escalation factor to be used during the Capped Period will be determined by utilizing the standard escalation indices and provisions in Supplemental Exhibit AE1 to determine the escalation factor to be used at time of delivery. If actual cumulative escalation is equal to or higher than [***************] cumulative the annual rate minimum as describe in article 4.2, then the rate will be set at [***************] cumulative annual rate plus [***************] of the amount above the [***************] cumulative annual rate minimum and up to or equal to the [***************] cumulative annual rate maximum as described in article 4.2, with a maximum factor of [***************] cumulative annual rate. If actual cumulative annual escalation is lower than [***************] cumulative annual rate then said actual factor will be used.

6.	Greater than[***************] Cumulative Annual Escalation During the Capped Period.

6.1          If the escalation forecast, as set forth in Article 3, above, projects a cumulative annual escalation factor that exceeds the cumulative annual [***************] escalation factor, as set forth in Attachment B, for the scheduled delivery month of any Program Aircraft that is scheduled to deliver within the time period applicable to such escalation forecast, as set forth in Attachment A, then Boeing shall issue an Escalation Notice to the Customer by the date set forth in Attachment A. Such Escalation Notice shall either:

6.1.1       limit the rate of escalation applicable to the Airframe Price and Optional Features Prices for such affected Program Aircraft to [***************] cumulative annual escalation as set forth in Attachment B; or

6.1.2       provide Customer a proposed alternative escalation formula, this formula must be mutually agreed to by both parties.

6.1.3       If neither 6.1.1 nor 6.1.2 occurs, than either party may [***************] the affected Program Aircraft.

6.2          If Boeing or Customer exercise the option described in Article 6.1.3 above, then the [***************] party shall notify the other in writing of its election to exercise the option contained in Article 6.1.3 above within [***************] days of its receipt of the Escalation Notice from Boeing. In the event Customer exercises its option

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in accordance with Article 6.1.3 above, then Boeing will return to Customer, without interest, an amount equal to all advance payments paid by Customer for the [***************] Program Aircraft.

6.2.1       Within [***************] days of Boeing’s receipt of Customer’s termination notice for any such [***************] Program Aircraft under Article 6.2 above, Boeing may elect by written notice to Customer to purchase from Customer any BFE related to such [***************] Program Aircraft at the invoice prices paid, or contracted to be paid, by Customer.

6.2.2       Should Customer fail to issue any notice to Boeing in accordance with Article 6.2 above, then the Escalation Adjustment for the Airframe Price and Optional Features Prices for such Program Aircraft shall be calculated in accordance with Supplemental Exhibit AE1.

6.3          If Customer and Boeing accept an alternative escalation formula, as described in Article 6.1.2 above, and the actual escalation factor is less than or equal to the [***************] cumulative annual rate maximum at delivery of such Program Aircraft, then the escalation factor will be determined as described in Articles 5 for such Program Aircraft.

7.	Applicability to Other Financial Consideration.

The escalation adjustment for any other sum, identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft shall be calculated using the escalation methodology established in this Letter Agreement for such Program Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary.

8.	Assignment.

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part.

9.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

""[***]" This information is subject to confidential treatment and has been omitted and filed separately with the commission"

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

Attachments

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ATTACHMENT A

Escalation Forecast & Escalation Notice Date

Escalation Forecast	Applicable to Program Aircraft Delivering in Time Period	Escalation Notice Date
Aug. 2015	February 2018 through July 2018	15 Oct 2015
Feb. 2016	August 2018 through January 2019	15 Apr. 2016
Aug. 2016	February 2019 through July 2019	15 Oct. 2016
Feb. 2017	August 2020 through January 2021	15 Apr. 2017
Aug. 2017	February 2021 through July 2021	15 Oct. 2017

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ATTACHMENT B

Capped Period Escalation Factors - July 2012 Base Year

Delivery Date	[***] Escalation Factors	[***] Escalation Factors	[***] Escalation Factors
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Delivery Date	[***] Escalation Factors	[***] Escalation Factors	[***] Escalation Factors
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Delivery Date	[***] Escalation Factors	[***] Escalation Factors	[***] Escalation Factors
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Delivery Date	[***] Escalation Factors	[***] Escalation Factors	[***] Escalation Factors
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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03807-LA-1301969

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Training and Services Matters

Reference:	Purchase Agreement No. PA-03807 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.             Additional Training and Services Consideration. Boeing greatly appreciates Customer establishing and operating an all-Boeing aircraft fleet and welcomes Customer to the 737-8 MAX as a launch customer in China. Furthermore, Boeing provides to Customer the following special consideration in recognition for Customer purchasing (39) Model 737-8 aircraft.

1.1           Additional Firm 737-8 Aircraft. Boeing and Customer have entered into the Purchase Agreement for the Model 737-8 aircraft, thirty (30) of which are new incremental aircraft and nine (9) of which are substituted from an earlier aircraft purchase agreement for Model 737-800 aircraft (reference PA No. 3757). The thirty (30) new incremental Aircraft (New Incremental Aircraft), as are reflected in Table 1 to the Purchase Agreement, are provided the special consideration from this Letter Agreement.

1.2           Boeing will, at the delivery of each New Incremental Aircraft, provide to Customer a training and services credit memorandum (Training and Services Credit Memorandum) in the amount of [******************].

1.3           The Training and Services Credit Memorandum is in [****] base year dollars and will be escalated to the scheduled delivery month pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the respective Aircraft. Customer may apply the Training and Services Credit Memorandum against the purchase of Boeing training or Boeing goods and services.

BOEING PROPRIETARY

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2.	Assignment.

Unless otherwise noted herein, the Training and Services Credit Memorandum described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery, becoming the operator of the Aircraft and retaining an all-Boeing aircraft fleet. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

3.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

XIA-PA-03807-LA-1301969
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